                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-F

                              RMBS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $1,000,000,100 (APPROXIMATE)

                                   MLCC 2004-F

                       MORTGAGE PASS-THROUGH CERTIFICATES
                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS

                        MERRILL LYNCH CREDIT CORPORATION
                                     SELLER

                          CENDANT MORTGAGE CORPORATION
                                    SERVICER

                               NOVEMBER [9], 2004

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-F

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all material of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that residential mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-F

FOR ADDITIONAL INFORMATION PLEASE CALL:

BANKING / DEAL MANAGEMENT

Matt Whalen                 (212) 449-0752
Paul Park                   (212) 449-6380
Tom Saywell                 (212) 449-2122
Alan Chan                   (212) 449-8140
Fred Hubert                 (212) 449-5071
Alice Chu                   (212) 449-1701
Sonia Lee                   (212) 449-5067
Oleg Saitskiy               (212) 449-1901
Keith Singletary            (212) 449-9431
Calvin Look                 (212) 449-5029

TRADING

Scott Soltas                (212) 449-3659
Dan Lonski                  (212) 449-3659
Charles Sorrentino          (212) 449-3659
Edgar Seah                  (212) 449-3659

RESEARCH

Glenn Costello              (212) 449-4457

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-F

DEAL STRUCTURE SUMMARY:

                                      MLCC 2004-F

               $1,000,000,100 (APPROXIMATE, SUBJECT TO FINAL COLLATERAL)
                       ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS

                                                    PYMT WINDOW
           PRINCIPAL OR NOTIONAL    WAL (YRS)        (MONTHS)       CERTIFICATE INTEREST                          EXPECTED RTGS
CLASS            BALANCE           (CALL/MAT)(1)   (CALL/MAT)(1)           RATES             TRANCHE TYPE       S&P/MOODY'S/FITCH
-----     ---------------------   -------------    -------------    --------------------     --------------    --------------------
A-1-A     $  329,459,600                                                                        Senior            AAA/Aaa/AAA
A-1-B     $  494,189,400                INFORMATION NOT PROVIDED HEREBY                         Senior            AAA/Aaa/AAA
 A-2      $  145,350,000                                                                        Senior            AAA/Aaa/AAA
 X-A      $  639,539,400(3)(4)        N/A              N/A             Interest Only       Notional/Senior        AAA/Aaa/AAA
 X-B      $   12,500,000(3)(5)                                                             Notional/Senior        AAA/Aaa/AAA
 A-R      $          100                INFORMATION NOT PROVIDED HEREBY                        Residual           AAA/Aaa/AAA
 B-1      $   10,500,000                                                                      Subordinate         AA/Aa2/AA
 B-2      $    8,000,000                                                                      Subordinate          A+/A2/A+
 B-3      $    4,500,000           6.74/7.42      39-123/39-298          Floater (2)          Subordinate       BBB+/Baa2/BBB
 B-4      $    2,500,000                INFORMATION NOT PROVIDED HEREBY                       Subordinate        BBB-/Ba2/BB+
 B-5      $    2,000,000                                                                      Subordinate          BB/B2/B+
 B-6      $    3,501,000                                                                      Subordinate          NR/NR/NR
          --------------
TOTAL     $1,000,000,100
          --------------

(1) The WAL and Payment Windows to Call for the Class B-3 Certificates are shown to the Clean-Up Call Date at pricing speed of 20% CPR. The WAL and Payment Windows to Maturity for the Class B-3 Certificates are shown at pricing speed of 20% CPR (as described herein).

(2) The Class B-3 Certificates will initially have an interest rate equal to the least of (i) one-month LIBOR plus [ ] bps (which margin is multiplied by [1.5] after the Clean-Up Call Date), (ii) the Subordinate Net WAC and
      (iii) 11.75%.

(3) Balances shown with respect to the Class X-A and Class X-B Certificates are notional balances. Such classes are interest-only certificates and will not be entitled to distribution of principal.

(4) The balance shown is the combined initial notional amount of the two components that make up the Class X-A certificates. Such class is interest-only and will not be entitled to distributions of principal. Interest will accrue on the Class X-A Certificates as described in the Prospectus Supplement.

(5) The balance shown is the combined initial notional amount of the two components that make up the Class X-B certificates. Such class is interest-only and will not be entitled to distributions of principal. Interest will accrue on the Class X-B Certificates as described in the Prospectus Supplement.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-F

DEPOSITOR:

Merrill Lynch Mortgage Investors, Inc.

LEAD MANAGER:

Merrill Lynch, Pierce, Fenner & Smith Incorporated

CO-MANAGERS:

Countrywide Securities Corporation

TRUSTEE:

Wells Fargo Bank Minnesota, National Association.

RATING AGENCIES:

S&P, Moody's and Fitch will rate the Offered Certificates. It is expected that the Certificates will be assigned the credit ratings on page 4 of this preliminary Term Sheet.

CUT-OFF DATE:

November 1, 2004.

PRICING DATE:

On or about November [10], 2004.

CLOSING DATE:

On or about November [30], 2004.

DISTRIBUTION DATES:

The 25th day of each month (or if not a business day, the next succeeding business day), commencing in December 2004.

CERTIFICATES:

The "Senior Certificates" will consist of the Class A-1-A, Class A-1-B and Class A-2 (together, the "Class A Certificates"), the Class X-A and Class X-B (together, the "Class X Certificates") and Class A-R Certificates. The "Subordinate Certificates" will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates. The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates". Only the Class A-1-A, Class A-1-B, Class A-2, Class X-A, Class B-1, Class B-2 and Class B-3 Certificates (collectively, the "Offered Certificates") are being offered publicly. The Class X-A and Class B-3 Certificates are being offered hereby.

REGISTRATION:

The Offered Certificates will be made available in book-entry form through DTC, and upon request only, through Clearstream, Luxembourg and the Euroclear system.

FEDERAL TAX TREATMENT:

It is anticipated that, for federal income tax purposes, (i) the Offered Certificates will represent ownership of REMIC regular interests, (ii) Class A-1-B, Class A-2, Class B-2 and Class B-3 Certificates will also represent the right to payments under certain outside-the-REMIC contracts and (iii) the holders of the Class X-A Certificates will be treated as obligated to make payments under certain outside-the-REMIC contracts.

ERISA ELIGIBILITY:

The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of any of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or other similar laws.

SMMEA TREATMENT:

The Senior Certificates (other than the Class A-R Certificates) and the Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-F

CLEAN-UP CALL:

The terms of the transaction allow for an optional termination of the trust and retirement of the Certificates on the date (the "Clean-Up Call Date") on which the aggregate principal balance of the Mortgage Loans is equal to 10% or less of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

PRICING PREPAYMENT SPEED:

The Offered Certificates will be priced to a prepayment speed of 20% CPR.

MORTGAGE LOANS:

The trust will consist of 2 groups of adjustable rate mortgage loans secured by first liens on one- to four-family residential properties. The Mortgage Loans have an aggregate stated principal balance as of the Cut-Off Date of approximately $1,023,046,933. The Mortgage Loans are one-month LIBOR indexed (approximately 35.07% of the Mortgage Loans) or six-month LIBOR indexed (approximately 64.93% of the Mortgage Loans) Mortgage Loans and have original terms to maturity of approximately 25 years, scheduled to pay interest only for the first 10 years, after which interest-only term the Mortgage Loans are scheduled to amortize on a 15-year fully amortizing basis. All Mortgage Loans were generally originated in accordance with the related underwriting guidelines specified in the prospectus supplement.

GROUP I
MORTGAGE LOANS:

The Group I Mortgage Loans have an aggregate principal balance of approximately $869,589,240, as of the Cut-Off Date, which equals approximately 85.00% of the Mortgage Loans. The Group I Mortgage Loans are one-month LIBOR indexed (approximately 41.26% of the Group I Mortgage Loans) or six-month LIBOR indexed (approximately 58.74% of the Group I Mortgage Loans) Mortgage Loans and have original terms to maturity of approximately 25 years, scheduled to pay interest only for the first 10 years, after which interest-only term such Group I Mortgage Loans are scheduled to amortize on a 15-year fully amortizing basis.

GROUP II
MORTGAGE LOANS:

The Group II Mortgage Loans have an aggregate principal balance of approximately $153,457,692, as of the Cut-Off Date, which equals approximately 15.00% of the Mortgage Loans. The Group II Mortgage Loans are all six-month LIBOR indexed Mortgage Loans and have original terms to maturity of approximately 25 years, scheduled to pay interest only for the first 10 years, after which interest-only term such Group II Mortgage Loans are scheduled to amortize on a 15-year fully amortizing basis.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-F

ACCRUED INTEREST:

The Class X-A will settle with accrued interest. The Class B-3 Certificates will settle flat.

ACCRUAL PERIOD:

The interest accrual period (the "Accrual Period") with respect to the Class B-3 Certificates for each Distribution Date will be the period beginning on the 25th day of the month prior to such Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the 24th day of the month of such Distribution Date on a 30/360 basis. The interest accrual period for the Class X-A Certificates for each Distribution Date will be the calendar month immediately preceding the month in which the Distribution Date occurs on a 30/360 basis.

DELAY DAYS:

The Class X-A will have 24 delay days. The Class B-3 Certificates will have 0 delay days.

NET WAC CAPS:

In the case of the Class B-3 Certificates, the weighted average of the net mortgage rates for the Group I and Group II Mortgage Loans, weighted on the basis of the related group subordinate amount (the "Subordinate Net WAC Cap"). The net mortgage rate of a loan is equal to the mortgage loan rate of the mortgage loan less the serving fee rate. The related group subordinated amount for the Group I Mortgage Loans will equal the excess of the aggregate principal of the Group I Mortgage Loans over the aggregate certificate principal balance of the Senior Certificates related to Group I. The related group subordinated amount for the Group II Mortgage Loans will equal the excess of the aggregate principal of the Group II Mortgage Loans over the aggregate certificate principal balance of the Senior Certificates related to Group II.

If on any Distribution Date, the Certificate Interest Rate of the Class B-3 Certificates is subject to the Subordinate Net WAC Cap, such Certificates will be entitled to payment of an amount equal to the excess of the (i) interest accrued at the respective Certificate Interest Rate (without giving effect to the related Net WAC Cap, but only up to [11.75]%) over (ii) the amount of interest payable on such Certificates based on the Subordinate Net WAC Cap, together with the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Interest Rate without giving effect to the related Net WAC Cap, but only up to [11.75]%) (together, the related "Basis Risk Shortfall Amount") as provided under "Certificates' Priority of Distribution" herein. Such payments in respect of Basis Risk Shortfall Amounts may only be derived from payments in respect of the Class X-B Certificates, in the case of the Class B-3 Certificates as further described in the Prospectus Supplement.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-F

CREDIT ENHANCEMENT:

Senior/subordinate, shifting interest structure.

                                             BOND             INITIAL
CERTIFICATES          S&P/MOODY'S/FITCH     SIZES*         SUBORDINATION*
------------          -----------------     ------         --------------
SENIOR CERTIFICATES       AAA/Aaa/AAA       96.90%             3.10%
CLASS B-3                BBB/Baa2/BBB+       0.45%             0.80%

*Preliminary and subject to revision.

SHIFTING INTEREST:

Until the Distribution Date occurring on or after [December 2014], the Subordinate Certificates will be locked out from receipt of all scheduled and unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their pro-rata share of scheduled principal and increasing portions of unscheduled principal prepayments. There is no scheduled principal due on the Mortgage Loans for the first ten years following origination.

The prepayment percentages on the Subordinate Certificates are as follows:

December 2004 - November 2014   [0% Pro Rata Share]
December 2014 - November 2015   [30% Pro Rata Share]
December 2015 - November 2016   [40% Pro Rata Share]
December 2016 - November 2017   [60% Pro Rata Share]
December 2017 - November 2018   [80% Pro Rata Share]
December 2018 and after         [100% Pro Rata Share]

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates reaches twice the initial subordination, all principal (scheduled principal and prepayments) will be paid pro-rata between the Senior and the Subordinate Certificates (subject to performance triggers). However, if the credit enhancement provided by the Subordinate Certificates has reached twice the initial subordination prior to the Distribution Date in [December 2007] (subject to performance triggers), then the Subordinate Certificates will be entitled to only 50% of their pro-rata share of principal (scheduled principal and prepayments).

Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage for a group (aggregate principal balance of the related class of Class A Certificates, divided by the aggregate principal balance of the Mortgage Loans in that group) exceeds the initial senior percentage for such group (aggregate principal balance of the related class of Class A Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans in that group as of the Cut-off date), the related class of Class A Certificates will receive all unscheduled prepayments from the Mortgage Loans in that group regardless of
any prepayment   percentages   as   described   above.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-F

ALLOCATION OF REALIZED LOSSES:

Any realized losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; thereafter, to the related Class A Certificates, pro rata, in reduction of their Certificate principal balance.

CERTIFICATES' PRIORITY OF DISTRIBUTIONS:

Distributions on the Certificates will be made on each Distribution Date from available interest and principal collections received during the related due period on the Mortgage Loans in the related mortgage group (in the case of the Class A-1-A, Class A-1-B, Class A-2 and Class A-R Certificates), and group I and II collectively (in the case of the Class X-A, Class X-B, Class B-1, Class B-2, Class B-3 and the other subordinate certificates), in the following order of priority:

1) To the Class A-R, Class A-1-A, Class A-1-B, Class A-2, Class X-A and Class X-B Certificates, accrued and unpaid interest at the related certificate interest rate; provided, however, that the current interest distributable to the Class X-A and Class X-B Certificates may be limited as a result of basis risk shortfalls as provided in the Prospectus Supplement;

2) Concurrently as follows:

      i) Pro-rata between a) the Class A-R, Class A-1-A Certificates and b) Class A-1-B Certificates, until their respective principal balances are reduced to zero, all principal received with respect to the Group I Mortgage Loans (other than any portion of such principal distributable to the Class B Certificates pursuant to (4) and (5) below).

      ii) To Class A-2 Certificates, until its principal balance is reduced to zero, all principal received with respect to the Group II Mortgage Loans (other than any portion of such principal distributable to the Class B Certificates pursuant to (4) and (5) below).

3) To the Class B-1, Class B-2 and Class B-3 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rate.

4) To the Class B-1, Class B-2 and Class B-3 Certificates, in sequential order, principal allocable to such Classes, until their principal balances are reduced to zero.

5) To the Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rate and the respective shares of principal allocable to such Classes (with all amounts of interest and principal due to the Class B-4 Certificates paid prior to any amounts being paid to the Class B-5 and Class B-6 Certificates and all amounts of interest and principal due to the Class B-5 Certificates paid prior to any amounts being paid to the Class B-6 Certificates.)

6)    To the Class A-R Certificate, any remaining amount.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-F

                 SUBORDINATE NET WAC CAP SCHEDULE FOR CLASS B-3

                                ASSUMPTIONS:

                             20% CPR
                             Hard Cap: 11.75%
                             To Call
                             Initial 1 Month LIBOR: 2.08688%
                             Initial 6 Month LIBOR: 2.45000%

                      ASSUMED MORTGAGE LOAN CHARACTERISTICS

                                                             ORIGINAL  REMAINING
                                         CURRENT     NET     TERM TO    TERM TO     INTEREST-ONLY            MAXIMUM     MINIMUM
                          PRINCIPAL      MORTGAGE  MORTGAGE  MATURITY   MATURITY      REMAINING    GROSS    MORTGAGE     MORTGAGE
POOL  INDEX TYPE          BALANCE($)      RATE(%)   RATE(%)  (MONTHS)   (MONTHS)      (MONTHS)    MARGIN(%)  RATE(%)      RATE(%)
----  ----------          ----------    --------- ---------  --------  ----------   ------------  --------  ---------    -------
1    One-Month LIBOR     350,000,100.00   3.605      3.355      300       298          118         1.858      12.000      1.858

1    Six-Month LIBOR     500,000,000.00   3.840      3.590      300       297          117         1.946      12.000      1.946

2    Six-Month LIBOR     150,000,000.00   3.888      3.588      300       297          117         1.912      12.000      1.912
                       ----------------
                       1,000,000,100.00

                             RATE
         NEXT RATE         ADJUSTMENT
         ADJUSTMENT        FREQUENCY
POOL     (MONTHS)          (MONTHS)
----    -----------        --------
1             1               1

1             4               6

2             4               6

The Group I Net WAC Cap, Group II Net WAC Cap, and Subordinate Net WAC Cap are calculated using the above noted assumptions. In addition, 1 Month LIBOR and 6 Month LIBOR each increases to 20% after the first period.

DISTRIBUTION    SUBORDINATE(1) (2)
   PERIOD        NET WAC CAP (%)
   ------        ---------------
     1                3.507
     2                3.626
     3                6.446
     4                6.446
     5               11.750
     6               11.750
7 and after          11.750

(1)   1 Month LIBOR has a lookback period of 25 days.

(2)   6 Month LIBOR has a lookback period of 30 days.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-F

                              TOTAL MORTGAGE LOANS

Total Current Balance         $1,023,046,932.54
Total Number of Loans               2,851

                          AVERAGE OR
                       WEIGHTED AVERAGE (1)   MINIMUM           MAXIMUM
                       --------------------   -------           -------
Current Balance           358,837.93          3,850.22        4,500,000.00
Original Balance          364,666.43         20,700.00        4,500,000.00

Loan Rate                      3.757%            2.625%              4.625%
Servicing Fee                  0.250%            0.250%              0.250%
Net Loan Rate                  3.507%            2.375%              4.375%

Gross Margin                   1.910%            0.875%              2.875%
Maximum Loan Rate             12.000%           12.000%             12.000%

Original LTV                   71.10%             2.81%             100.00%
Effective LTV                  66.73%             2.81%              95.00%

Credit Score                     734               518                 837

Original Term (mos)              300               300                 300
Remaining Term (mos)             297               273                 300
Seasoning (mos)                    3                 0                  27

Next Rate Reset                    3                 1                   6
Rate Adj Freq                      4                 1                   6
First Rate Adj Freq (2)            5                 2                   6

IO Original Term                 120               120                 120
IO Remaining Term                117                93                 120

Top State Concentrations ($)       CA(20.30%),FL(18.65%),NY(8.20%),NJ(4.58%),MA(3.99%)

First Pay Date                                09/01/02           12/01/04
Rate Change Date                              12/01/04           05/01/05
Maturity Date                                 08/01/27           11/01/29

(1)   Based on current balances

(2) The interest rates on the Mortgage Loans indexed to one-month LIBOR reset monthly, except with respect to the first rate adjustment, which occurs after the second monthly payment

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-F

INDEX

                                                    % OF AGGREGATE              WEIGHTED  AVERAGE     WEIGHTED  WEIGHTED
                    NUMBER OF       AGGREGATE      PRINCIPAL  BALANCE  WEIGHTED  AVERAGE  PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                    MORTGAGE   PRINCIPAL BALANCE  OUTSTANDING AS OF    AVERAGE   CREDIT   BALANCE     ORIGINAL  EFFECTIVE  FULL
INDEX                LOANS        OUTSTANDING       THE CUT-OFF DATE    COUPON   SCORE   OUTSTANDING     LTV       LTV      DOC
-----                -----     -----------------  ------------------   -------  -------- -----------  --------  --------- -------
One-Month LIBOR       761      $   358,811,975.87       35.07%         3.605%     738    $ 471,501     71.43%    66.05%    73.86%
Six-Month LIBOR     2,090          664,234,956.67       64.93          3.839      732      317,816     70.92     67.10     80.42
                    -----      ------------------      ------          -----      ---    ---------     -----     -----     -----
TOTAL:              2,851      $ 1,023,046,932.54      100.00%         3.757%     734    $ 358,838     71.10%    66.73%    78.12%
                    =====      ==================      ======          =====      ===    =========     =====     =====     =====

CUT-OFF DATE STATED PRINCIPAL BALANCES

                                                              % OF AGGREGATE              WEIGHTED   AVERAGE     WEIGHTED  WEIGHTED
                              NUMBER OF     AGGREGATE       PRINCIPAL  BALANCE  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   AVERAGE
RANGE OF CUT-OFF DATE         MORTGAGE   PRINCIPAL BALANCE   OUTSTANDING AS OF   AVERAGE   CREDIT    BALANCE     ORIGINAL  EFFECTIVE
STATED PRINCIPAL BALANCE($)    LOANS        OUTSTANDING       THE CUT-OFF DATE   COUPON    SCORE   OUTSTANDING     LTV       LTV
---------------------------  ---------  ------------------  -----------------   -------   -------- -----------  --------  ---------
0.01 to 100,000.00              194      $   15,704,574.42        1.54%          3.783%     745    $   80,951     59.13%    57.45%
100,000.01 to 200,000.00        894         133,448,356.79       13.04           3.810      738       149,271     70.02     67.43
200,000.01 to 300,000.00        644         160,123,766.89       15.65           3.772      736       248,639     72.72     69.82
300,000.01 to 400,000.00        350         121,421,934.81       11.87           3.773      737       346,920     73.59     69.73
400,000.01 to 500,000.00        233         105,577,848.34       10.32           3.767      733       453,124     72.39     69.00
500,000.01 to 600,000.00        150          83,003,134.20        8.11           3.745      732       553,354     73.39     69.30
600,000.01 to 700,000.00         81          52,686,730.15        5.15           3.740      733       650,453     73.16     67.19
700,000.01 to 800,000.00         62          46,610,314.72        4.56           3.741      724       751,779     73.14     68.65
800,000.01 to 900,000.00         40          34,390,024.98        3.36           3.772      729       859,751     68.27     66.81
900,000.01 to 1,000,000.00       72          69,942,083.25        6.84           3.711      740       971,418     63.98     58.66
1,000,000.01 to 1,100,000.00     20          21,456,069.47        2.10           3.740      721     1,072,803     66.60     62.58
1,100,000.01 to 1,200,000.00     23          26,632,479.03        2.60           3.680      737     1,157,934     72.46     67.86
1,200,000.01 to 1,300,000.00     10          12,541,551.66        1.23           3.699      749     1,254,155     66.26     66.26
1,300,000.01 to 1,400,000.00     13          17,455,857.04        1.71           3.752      733     1,342,758     74.59     69.00
1,400,000.01 to 1,500,000.00     13          19,070,191.47        1.86           3.665      737     1,466,938     67.11     63.33
1,500,000.01 to 2,000,000.00     43          76,458,611.98        7.47           3.654      726     1,778,107     70.59     61.47
2,000,000.01 to 2,500,000.00     2            4,660,290.00        0.46           3.921      796     2,330,145     63.48     49.29
2,500,000.01 to 3,000,000.00     5           13,763,113.34        1.35           4.111      717     2,752,623     65.38     55.12
3,000,000.01 or greater          2            8,100,000.00        0.79           3.750      684     4,050,000     86.82     57.14
                              -----      -----------------      ------           -----      ---    ----------     -----     -----
TOTAL:                        2,851      $1,023,046,932.54      100.00%          3.757%     734    $  358,838     71.10%    66.73%
                              =====      =================      ======           =====      ===    ==========     =====     =====
                                PERCENT
RANGE OF CUT-OFF DATE            FULL
STATED PRINCIPAL BALANCE($)      DOC
---------------------------     ------
0.01 to 100,000.00              63.21%
100,000.01 to 200,000.00        81.06
200,000.01 to 300,000.00        78.22
300,000.01 to 400,000.00        77.47
400,000.01 to 500,000.00        74.14
500,000.01 to 600,000.00        68.48
600,000.01 to 700,000.00        56.79
700,000.01 to 800,000.00        71.09
800,000.01 to 900,000.00        70.21
900,000.01 to 1,000,000.00      57.82
1,000,000.01 to 1,100,000.00    94.87
1,100,000.01 to 1,200,000.00   100.00
1,200,000.01 to 1,300,000.00   100.00
1,300,000.01 to 1,400,000.00   100.00
1,400,000.01 to 1,500,000.00   100.00
1,500,000.01 to 2,000,000.00   100.00
2,000,000.01 to 2,500,000.00   100.00
2,500,000.01 to 3,000,000.00   100.00
3,000,000.01 or greater        100.00
                               ------
TOTAL:                          78.12%
                               ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-F

                              TOTAL MORTGAGE LOANS

CURRENT MORTGAGE RATES

                                                 % OF AGGREGATE            WEIGHTED   AVERAGE   WEIGHTED  WEIGHTED
                   NUMBER OF      AGGREGATE     PRINCIPAL BALANCE WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE   AVERAGE PERCENT
RANGE OF CURRENT   MORTGAGE  PRINCIPAL BALANCE  OUTSTANDING AS OF AVERAGE    CREDIT   BALANCE   ORIGINAL EFFECTIVE  FULL
MORTGAGE RATES (%)   LOANS       OUTSTANDING     THE CUT-OFF DATE COUPON     SCORE  OUTSTANDING    LTV       LTV     DOC
------------------ --------- -----------------  ----------------- -------- -------- ----------- -------- --------- -------
2.501 to 2.750         16    $    4,859,042.21         0.47%       2.718%     735     $303,690    73.06%    65.32%  75.45%
2.751 to 3.000         32        15,732,145.56         1.54        2.938      748      491,630    74.69     66.86   65.53
3.001 to 3.250         85        38,830,991.41         3.80        3.185      743      456,835    74.52     67.20   62.07
3.251 to 3.500        357       145,472,247.15        14.22        3.474      734      407,485    71.64     65.66   68.96
3.501 to 3.750      1,111       407,109,761.63        39.79        3.689      734      366,435    70.55     66.70   81.11
3.751 to 4.000        914       293,391,654.37        28.68        3.957      732      320,997    70.99     67.94   79.89
4.001 to 4.250        316       106,819,244.25        10.44        4.163      734      338,036    70.41     65.31   79.95
4.251 to 4.500         19        10,586,845.96         1.03        4.426      720      557,202    75.63     62.29  100.00
4.501 to 4.750          1           245,000.00         0.02        4.625      553      245,000   100.00     50.00  100.00
                    -----    -----------------       ------        -----      ---     --------   ------    ------  ------
TOTAL:              2,851    $1,023,046,932.54       100.00%       3.757%     734     $358,838    71.10%    66.73%  78.12%
                    =====    =================       ======        =====      ===     ========   ======    ======  ======

REMAINING TERM

                                                     % OF AGGREGATE            WEIGHTED     AVERAGE   WEIGHTED WEIGHTED
                        NUMBER OF    AGGREGATE      PRINCIPAL BALANCE WEIGHTED AVERAGE     PRINCIPAL  AVERAGE   AVERAGE  PERCENT
       RANGE OF         MORTGAGE  PRINCIPAL BALANCE OUTSTANDING AS OF AVERAGE  CREDIT       BALANCE   ORIGINAL EFFECTIVE   FULL
REMAINING TERM (MONTHS)   LOANS     OUTSTANDING     THE CUT-OFF DATE   COUPON   SCORE     OUTSTANDING   LTV       LTV      DOC
----------------------- --------- ----------------- ----------------- -------- --------   ----------- -------- --------- --------
273                           2   $      453,839.63      0.04%          3.771%    743    $  226,920     61.43%   61.43%   100.00%
274                           1          519,000.00      0.05           3.500     521       519,000     87.97    50.00    100.00
276                           1          151,752.00      0.01           2.750       0       151,752     50.00    50.00    100.00
277                           1          427,955.42      0.04           2.875     779       427,955     80.00    80.00      0.00
279                           1          215,175.00      0.02           4.000     737       215,175     95.00    95.00      0.00
280                           1          899,999.40      0.09           4.000     740       899,999     75.00    75.00      0.00
281                           3        1,424,318.61      0.14           3.586     676       474,773     38.86    38.86    100.00
282                           4        1,300,417.99      0.13           3.351     686       325,104     75.17    57.95      0.00
283                           5        5,690,022.47      0.56           3.290     768     1,138,004     73.22    62.14     93.12
284                           2          632,707.93      0.06           3.625     692       316,354     68.75    68.75    100.00
285                           5        4,534,253.71      0.44           3.785     710       906,851     51.32    51.32     81.22
286                           5        3,090,550.43      0.30           3.947     739       618,110     74.54    57.66     60.30
287                           4        1,690,480.02      0.17           3.920     769       422,620     81.23    64.86     34.86
288                           7        4,325,609.53      0.42           3.122     701       617,944     66.41    66.21     67.59
289                          12        7,135,281.58      0.70           3.364     739       594,607     66.10    64.73     80.66
290                           8        3,696,650.20      0.36           3.282     742       462,081     74.96    66.50     48.62
291                          11        4,353,076.60      0.43           3.752     703       395,734     73.30    71.31     77.17
292                          10        4,094,743.85      0.40           3.899     726       409,474     71.20    64.71     65.08
293                          16       10,780,645.07      1.05           3.920     730       673,790     64.12    47.99     76.40
294                          48       16,052,349.53      1.57           3.463     725       334,424     71.95    65.46     82.27
295                          92       29,633,896.37      2.90           3.440     735       322,108     74.75    68.13     76.38
296                         169       70,666,297.70      6.91           3.671     734       418,144     70.47    65.52     75.96
297                         588      161,162,518.28     15.75           3.799     731       274,086     71.89    70.18     90.89
298                         929      307,574,583.07     30.06           3.747     734       331,081     71.11    67.55     77.21
299                         667      276,370,462.96     27.01           3.791     735       414,349     70.18    65.35     72.60
300                         259      106,170,345.19     10.38           3.899     738       409,924     73.32    66.87     80.75
                          -----   -----------------    ------           -----     ---    ----------     -----    -----     -----
TOTAL:                    2,851   $1,023,046,932.54    100.00%          3.757%    734    $  358,838     71.10%   66.73%    78.12%
                          =====   =================    ======           =====     ===    ==========     =====    =====     =====

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-F

                              TOTAL MORTGAGE LOANS

ORIGINAL LOAN-TO-VALUE RATIOS

                                                              % OF AGGREGATE                  WEIGHTED      AVERAGE      WEIGHTED
                            NUMBER OF        AGGREGATE       PRINCIPAL BALANCE    WEIGHTED     AVERAGE      PRINCIPAL     AVERAGE
RANGE OF ORIGINAL           MORTGAGE     PRINCIPAL BALANCE   OUTSTANDING AS OF     AVERAGE      CREDIT       BALANCE     ORIGINAL
LOAN-TO-VALUE RATIOS (%)      LOANS         OUTSTANDING       THE CUT-OFF DATE     COUPON       SCORE      OUTSTANDING      LTV
------------------------    ---------    -----------------   -----------------    --------    --------     -----------   --------
0.01 to 10.00                     4      $    1,257,573.70          0.12%          3.699%        706         $314,393      6.48%
10.01 to 20.00                   20           6,094,775.30          0.60           3.629         759          304,739     16.16
20.01 to 30.00                   62          16,215,395.64          1.59           3.803         750          261,539     25.92
30.01 to 40.00                  111          35,083,475.49          3.43           3.763         744          316,067     35.20
40.01 to 50.00                  240          86,618,973.26          8.47           3.803         733          360,912     46.34
50.01 to 60.00                  251          88,070,646.54          8.61           3.753         737          350,879     56.31
60.01 to 70.00                  393         184,380,101.58         18.02           3.729         730          469,161     66.35
70.01 to 75.00                  364         152,130,386.38         14.87           3.745         733          417,941     73.55
75.01 to 80.00                1,042         298,146,075.55         29.14           3.784         729          286,129     79.21
80.01 to 85.00                   18           7,995,927.02          0.78           3.673         729          444,218     82.67
85.01 to 90.00                   56          20,238,038.23          1.98           3.712         742          361,394     89.10
90.01 to 95.00                   68          23,242,697.79          2.27           3.852         743          341,804     93.31
95.01 to 100.00                 222         103,572,866.06         10.12           3.705         744          466,544     99.79
                              -----      -----------------        ------           -----         ---         --------     -----
TOTAL:                        2,851      $1,023,046,932.54        100.00%          3.757%        734         $358,838     71.10%
                              =====      =================        ======           =====         ===         ========     =====
                              WEIGHTED
                               AVERAGE    PERCENT
RANGE OF ORIGINAL             EFFECTIVE     FULL
LOAN-TO-VALUE RATIOS (%)         LTV        DOC
------------------------      ---------   -------
0.01 to 10.00                    6.48%     96.68%
10.01 to 20.00                  16.16      12.71
20.01 to 30.00                  25.82      45.38
30.01 to 40.00                  35.20      51.90
40.01 to 50.00                  46.34      69.10
50.01 to 60.00                  56.24      74.82
60.01 to 70.00                  66.16      81.50
70.01 to 75.00                  73.26      87.00
75.01 to 80.00                  78.56      87.06
80.01 to 85.00                  74.89      63.01
85.01 to 90.00                  73.23      85.61
90.01 to 95.00                  78.63      81.83
95.01 to 100.00                 66.28      60.18
                                -----      -----
TOTAL:                          66.73%     78.12%
                                =====      =====

EFFECTIVE LOAN-TO-VALUE RATIOS AT ORIGINATION

                                                                        % OF AGGREGATE                  WEIGHTED      AVERAGE
                                     NUMBER OF       AGGREGATE        PRINCIPAL BALANCE    WEIGHTED     AVERAGE      PRINCIPAL
RANGE OF EFFECTIVE LOAN-TO-VALUE     MORTGAGE    PRINCIPAL BALANCE    OUTSTANDING AS OF     AVERAGE      CREDIT       BALANCE
RATIOS AT ORIGINATION (%)              LOANS        OUTSTANDING        THE CUT-OFF DATE     COUPON       SCORE      OUTSTANDING
--------------------------------     ---------   -----------------    -----------------    -------      ------      -----------
0.01 to 10.00                              5     $    1,357,565.05           0.13%          3.685%        714         $271,513
10.01 to 20.00                            20          6,094,775.30           0.60           3.629         759          304,739
20.01 to 30.00                            61         16,115,404.29           1.58           3.805         749          264,187
30.01 to 40.00                           111         35,083,475.49           3.43           3.763         744          316,067
40.01 to 50.00                           317        108,942,370.08          10.65           3.809         733          343,667
50.01 to 60.00                           255        102,105,554.08           9.98           3.752         734          400,414
60.01 to 70.00                           599        295,165,129.81          28.85           3.716         737          492,763
70.01 to 75.00                           358        149,059,175.38          14.57           3.746         734          416,366
75.01 to 80.00                         1,034        288,359,925.55          28.19           3.785         730          278,878
80.01 to 85.00                            11          3,106,156.02           0.30           3.773         706          282,378
85.01 to 90.00                            31          6,757,872.93           0.66           3.798         726          217,996
90.01 to 95.00                            49         10,899,528.56           1.07           3.783         728          222,439
                                       -----     -----------------         ------           -----         ---         --------
TOTAL:                                 2,851     $1,023,046,932.54         100.00%          3.757%        734         $358,838
                                       =====     =================         ======           =====         ===         ========
                                    WEIGHTED    WEIGHTED
                                    AVERAGE      AVERAGE    PERCENT
RANGE OF EFFECTIVE LOAN-TO-VALUE    ORIGINAL    EFFECTIVE    FULL
RATIOS AT ORIGINATION (%)             LTV          LTV        DOC
--------------------------------    --------    ---------   -------
0.01 to 10.00                         7.80%        6.67%     89.56%
10.01 to 20.00                       16.16        16.16      12.71
20.01 to 30.00                       25.93        25.93      45.66
30.01 to 40.00                       35.20        35.20      51.90
40.01 to 50.00                       55.80        47.08      71.41
50.01 to 60.00                       60.29        56.33      77.87
60.01 to 70.00                       78.06        67.50      72.79
70.01 to 75.00                       73.54        73.54      86.96
75.01 to 80.00                       79.24        79.24      86.90
80.01 to 85.00                       83.41        83.41      79.28
85.01 to 90.00                       89.38        89.38      94.21
90.01 to 95.00                       94.27        94.27      95.94
                                     -----        -----      -----
TOTAL:                               71.10%       66.73%     78.12%
                                     =====        =====      =====

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-F

                              TOTAL MORTGAGE LOANS

CREDIT SCORES

                                                          % OF AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                         NUMBER OF      AGGREGATE       PRINCIPAL BALANCE  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE
                         MORTGAGE   PRINCIPAL BALANCE   OUTSTANDING AS OF  AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE
RANGE OF CREDIT SCORES    LOANS        OUTSTANDING      THE CUT-OFF DATE   COUPON     SCORE    OUTSTANDING    LTV        LTV
----------------------   ---------  -----------------   -----------------  --------  --------  -----------  --------  ---------
Not Available                  7    $    2,117,667.47         0 .21%        3.600%      NA       $302,524    77.27%     68.21%
518 to 525                     2         1,013,000.00          0.10         3.561      520        506,500    64.34      44.89
526 to 550                     1           310,000.00          0.03         3.625      533        310,000    60.19      50.00
551 to 575                     3           949,399.75          0.09         4.097      567        316,467    77.28      57.53
576 to 600                     7         3,450,379.44          0.34         3.654      594        492,911    77.48      73.22
601 to 625                    24         9,201,229.70          0.90         3.925      617        383,385    69.60      63.56
626 to 650                    63        25,709,224.71          2.51         3.720      641        408,083    71.86      67.96
651 to 675                   115        53,872,169.38          5.27         3.770      663        468,454    71.29      67.82
676 to 700                   452       167,961,519.37         16.42         3.763      689        371,596    71.06      67.45
701 to 725                   452       148,267,977.18         14.49         3.785      713        328,026    71.53      68.98
726 to 750                   474       174,661,851.73         17.07         3.773      738        368,485    70.98      66.85
751 to 775                   621       228,056,752.21         22.29         3.758      763        367,241    70.91      66.08
776 to 800                   522       176,646,396.25         17.27         3.714      786        338,403    70.24      65.12
801 to 825                   107        30,719,268.47          3.00         3.722      806        287,096    74.76      63.62
826 to 837                     1           110,096.88          0.01         4.125      837        110,097    80.00      80.00
                           -----    -----------------        ------         -----      ---       --------    -----      -----
TOTAL:                     2,851    $1,023,046,932.54        100.00%        3.757%     734       $358,838    71.10%     66.73%
                           =====    =================        ======         =====      ===       ========    =====      =====
                         PERCENT
                          FULL
RANGE OF CREDIT SCORES     DOC
----------------------   -------
Not Available             91.12%
518 to 525               100.00
526 to 550               100.00
551 to 575               100.00
576 to 600               100.00
601 to 625                93.91
626 to 650               100.00
651 to 675                99.82
676 to 700                95.12
701 to 725                84.80
726 to 750                77.50
751 to 775                69.06
776 to 800                63.27
801 to 825                43.01
826 to 837               100.00
                         ------
TOTAL:                    78.12%
                         ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-F

                              TOTAL MORTGAGE LOANS

GEOGRAPHIC AREA

                                                   % OF AGGREGATE            WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                      NUMBER OF     AGGREGATE     PRINCIPAL BALANCE WEIGHTED AVERAGE   PRINCIPAL  AVERAGE   AVERAGE  PERCENT
                      MORTGAGE  PRINCIPAL BALANCE OUTSTANDING AS OF AVERAGE   CREDIT    BALANCE   ORIGINAL EFFECTIVE  FULL
STATE                   LOANS      OUTSTANDING    THE CUT-OFF DATE   COUPON   SCORE   OUTSTANDING   LTV       LTV     DOC
--------------------  --------- ----------------- ----------------- -------- -------- ----------- -------- --------- -------
Alabama                    27   $    6,113,286.77       0.60%        3.785%    728      $226,418   80.70%    76.88%   80.04%
Alaska                      8        1,793,326.95       0.18         3.856     730       224,166   82.62     73.14   100.00
Arizona                    38       14,755,622.63       1.44         3.728     740       388,306   75.12     63.84    66.74
Arkansas                   14        3,632,844.64       0.36         3.611     747       259,489   76.71     75.14    84.29
California                462      207,696,137.60      20.30         3.813     731       449,559   65.95     64.47    88.85
Colorado                   92       40,089,348.56       3.92         3.742     739       435,754   71.06     65.36    82.77
Connecticut                51       24,062,153.13       2.35         3.777     716       471,807   63.61     63.38    94.98
Delaware                   10        3,179,803.31       0.31         3.713     743       317,980   70.93     70.93    33.41
District of Columbia        3        1,687,532.00       0.16         3.706     669       562,511   78.00     70.98    88.30
Florida                   600      190,805,481.16      18.65         3.706     736       318,009   74.38     67.46    71.28
Georgia                    67       21,349,643.00       2.09         3.736     730       318,651   80.51     69.26    70.44
Hawaii                     18       10,549,972.12       1.03         3.879     751       586,110   69.87     63.01    89.03
Idaho                       6        1,546,419.03       0.15         3.805     719       257,737   69.67     67.05    50.47
Illinois                   84       29,968,837.81       2.93         3.703     727       356,772   75.63     70.23    80.87
Indiana                    24        5,962,241.15       0.58         3.604     724       248,427   76.68     75.32    76.30
Iowa                        7          918,344.52       0.09         3.721     728       131,192   83.35     76.16    61.32
Kansas                     14        2,691,907.14       0.26         3.815     749       192,279   78.08     75.28    62.73
Kentucky                   14        5,347,065.71       0.52         3.775     764       381,933   76.57     71.25    71.89
Louisiana                  24        7,497,779.82       0.73         3.962     715       312,407   78.05     72.00    69.85
Maine                       7        2,585,552.01       0.25         4.024     753       369,365   69.04     66.33    86.81
Maryland                   60       16,618,101.52       1.62         3.877     745       276,968   76.96     70.45    93.29
Massachusetts              89       40,785,136.18       3.99         3.756     733       458,260   62.38     60.84    79.04
Michigan                   74       22,466,098.37       2.20         3.831     725       303,596   77.81     69.02    81.33
Minnesota                  68       17,403,671.57       1.70         3.878     732       255,936   76.44     70.33    87.48
Mississippi                 6          959,434.44       0.09         3.702     743       159,906   68.55     68.55    87.45
Missouri                   30        8,236,177.04       0.81         3.719     726       274,539   75.94     71.84    78.01
Montana                     6        3,564,590.85       0.35         3.603     742       594,098   65.39     63.24    77.79
Nebraska                    5        2,421,160.00       0.24         3.979     734       484,232   90.50     73.15   100.00
Nevada                     55       21,946,553.17       2.15         3.758     735       399,028   71.32     67.69    73.61
New Hampshire              13        4,333,063.30       0.42         3.823     748       333,313   60.68     60.68    66.72
New Jersey                116       46,862,977.67       4.58         3.727     730       403,991   71.81     66.35    69.43
New Mexico                  8        2,253,906.00       0.22         3.848     750       281,738   75.48     58.44    72.15
New York                  155       83,894,771.83       8.20         3.662     736       541,257   63.80     62.08    70.42
North Carolina             48       17,264,821.40       1.69         3.715     738       359,684   73.48     66.29    65.26
North Dakota                3          519,840.00       0.05         3.609     767       173,280   90.10     73.94    46.14
Ohio                       54       12,876,213.79       1.26         3.723     739       238,448   76.67     70.41    67.34
Oklahoma                   17        4,695,784.93       0.46         3.737     750       276,223   76.32     72.58    72.72
Oregon                     22        4,096,072.37       0.40         3.765     739       186,185   77.47     70.22    64.91
Pennsylvania               50       15,088,776.89       1.47         3.779     746       301,776   75.73     69.78    76.60
Rhode Island               15        3,902,706.92       0.38         3.828     737       260,180   54.46     54.46    74.38
South Carolina             46       14,671,847.59       1.43         3.796     731       318,953   70.72     68.92    70.31
South Dakota                2          306,800.00       0.03         4.063     732       153,400   78.21     78.21   100.00
Tennessee                  35        7,840,233.90       0.77         3.769     746       224,007   77.20     72.88    68.79
Texas                     101       28,253,633.92       2.76         3.806     729       279,739   77.17     70.77    78.48
Utah                       20        4,771,124.43       0.47         3.721     726       238,556   78.86     73.24    89.52
Vermont                     5          750,736.33       0.07         3.933     762       150,147   66.83     66.83    80.02
Virginia                   80       27,138,848.43       2.65         3.740     739       339,236   77.76     75.86    86.28
Virgin Islands             15        6,141,475.20       0.60         3.665     728       409,432   60.97     60.97    69.49
Washington                 56       14,082,350.85       1.38         3.829     733       251,471   73.49     70.28    74.81
West Virginia               1          134,893.75       0.01         3.500     706       134,894   78.26     78.26   100.00
Wisconsin                  21        3,852,164.21       0.38         3.944     739       183,436   69.56     67.43    60.85
Wyoming                     5        2,679,666.63       0.26         3.708     761       535,933   64.67     61.46    91.97
                      -------   ----------------- ----------        ------   -----    ----------  ------   -------   ------
TOTAL:                  2,851   $1,023,046,932.54     100.00%        3.757%    734      $358,838   71.10%    66.73%   78.12%
                      =======   ================= ==========        ======   =====    ==========  ======   =======   ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-F

                              TOTAL MORTGAGE LOANS

OCCUPANCY TYPE

                                                   % OF AGGREGATE            WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                      NUMBER OF     AGGREGATE     PRINCIPAL BALANCE WEIGHTED AVERAGE   PRINCIPAL  AVERAGE   AVERAGE  PERCENT
                      MORTGAGE  PRINCIPAL BALANCE OUTSTANDING AS OF AVERAGE   CREDIT    BALANCE   ORIGINAL EFFECTIVE  FULL
OCCUPANCY TYPE          LOANS      OUTSTANDING    THE CUT-OFF DATE   COUPON   SCORE   OUTSTANDING   LTV       LTV     DOC
--------------------  --------- ----------------- ----------------- -------- -------- ----------- -------- --------- -------
Primary                  2,393  $  840,937,318.75       82.20%       3.760%     733    $351,416    70.84%   68.02%    79.50%
Second Home                313     148,239,978.68       14.49        3.727      738     473,610    72.95    63.65     69.59
Investment                 145      33,869,635.11        3.31        3.830      743     233,584    69.59    48.17     81.31
                         -----  -----------------      ------        -----      ---    --------    -----    -----     -----
TOTAL:                   2,851  $1,023,046,932.54      100.00%       3.757%     734    $358,838    71.10%   66.73%    78.12%
                         =====  =================      ======        =====      ===    ========    =====    =====     =====

PROPERTY TYPE

                                                       % OF AGGREGATE            WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                          NUMBER OF     AGGREGATE     PRINCIPAL BALANCE WEIGHTED AVERAGE   PRINCIPAL  AVERAGE   AVERAGE  PERCENT
                          MORTGAGE  PRINCIPAL BALANCE OUTSTANDING AS OF AVERAGE   CREDIT    BALANCE   ORIGINAL EFFECTIVE  FULL
PROPERTY TYPE               LOANS      OUTSTANDING    THE CUT-OFF DATE   COUPON   SCORE   OUTSTANDING   LTV       LTV     DOC
------------------------  --------- ----------------- ----------------- -------- -------- ----------- -------- --------- -------
Single Family               1,814   $  634,405,803.61       62.01%       3.772%    730    $349,728     70.00%     66.57%  81.97%
De Minimis PUD                583      246,311,079.83       24.08        3.731     739     422,489     74.75      68.86   71.15
Planned Unit Development       67       17,589,590.11        1.72        3.802     737     262,531     76.96      69.66   60.64
Condominium                   308       96,075,078.30        9.39        3.708     747     311,932     69.83      63.02   73.55
Cooperative                    20       12,009,762.92        1.17        3.789     747     600,488     63.31      61.55   68.99
Two- to Four-Family            59       16,655,617.77        1.63        3.786     734     282,299     65.84      63.52   86.02
                            -----   -----------------      ------        -----     ---    --------     -----      -----   -----
TOTAL:                      2,851   $1,023,046,932.54      100.00%       3.757%    734    $358,838     71.10%     66.73%  78.12%
                            =====   =================      ======        =====     ===    ========     =====      =====   =====

LOAN PURPOSE

                                                       % OF AGGREGATE            WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                          NUMBER OF     AGGREGATE     PRINCIPAL BALANCE WEIGHTED AVERAGE   PRINCIPAL  AVERAGE   AVERAGE  PERCENT
                          MORTGAGE  PRINCIPAL BALANCE OUTSTANDING AS OF AVERAGE   CREDIT    BALANCE   ORIGINAL EFFECTIVE  FULL
LOAN PURPOSE                LOANS      OUTSTANDING    THE CUT-OFF DATE   COUPON   SCORE   OUTSTANDING   LTV       LTV     DOC
------------------------  --------- ----------------- ----------------- -------- -------- ----------- -------- --------- -------
Purchase                    1,041   $  447,073,732.85      43.70%        3.736%    743     $429,466    77.68%   69.33%   72.99%
Refinance (No Cash-out)       511      168,332,605.90      16.45         3.748     724      329,418    64.21    62.55    77.56
Refinance (Cash-out)        1,299      407,640,593.79      39.85         3.784     728      313,811    66.74    65.61    83.98
                            -----   -----------------     ------         -----     ---     --------    -----    -----    -----
TOTAL:                      2,851   $1,023,046,932.54     100.00%        3.757%    734     $358,838    71.10%   66.73%   78.12%
                            =====   =================     ======         =====     ===     ========    =====    =====    =====

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-F

                              TOTAL MORTGAGE LOANS

LOAN DOCUMENTATION

                                                                      % OF AGGREGATE                    WEIGHTED
                                 NUMBER OF         AGGREGATE         PRINCIPAL BALANCE     WEIGHTED     AVERAGE
                                  MORTGAGE     PRINCIPAL BALANCE     OUTSTANDING AS OF     AVERAGE       CREDIT
LOAN DOCUMENTATION                 LOANS          OUTSTANDING        THE CUT-OFF DATE       COUPON       SCORE
--------------------             ---------     -----------------     -----------------     --------     --------
Full Documentation                 2,197       $  799,221,045.22           78.12%            3.773%        726
Alternative Documentation            261           90,114,620.51            8.81             3.660         753
Stated Documentation                 118           39,721,013.75            3.88             3.704         757
No Income/No Ratio Documentation     275           93,990,253.06            9.19             3.743         771
                                   -----       -----------------          ------             -----         ---
TOTAL:                             2,851       $1,023,046,932.54          100.00%            3.757%        734
                                   =====       =================          ======             =====         ===

                                      AVERAGE       WEIGHTED     WEIGHTED
                                     PRINCIPAL      AVERAGE       AVERAGE      PERCENT
                                      BALANCE       ORIGINAL     EFFECTIVE      FULL
LOAN DOCUMENTATION                  OUTSTANDING       LTV           LTV         DOC
--------------------                -----------     --------     ---------     -------
Full Documentation                   $363,778        72.10%       68.37%       100.00%
Alternative Documentation             345,267        79.20        70.09          0.00
Stated Documentation                  336,619        68.65        62.60          0.00
No Income/No Ratio Documentation      341,783        55.89        51.30          0.00
                                     --------        -----        -----         -----
TOTAL:                               $358,838        71.10%       66.73%        78.12%
                                     ========        =====        =====         =====


CHANNEL

                                                 % OF AGGREGATE              WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                  NUMBER OF      AGGREGATE      PRINCIPAL BALANCE  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE   PERCENT
                  MORTGAGE   PRINCIPAL BALANCE  OUTSTANDING AS OF  AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE   FULL
CHANNEL             LOANS       OUTSTANDING     THE CUT-OFF DATE    COUPON    SCORE    OUTSTANDING    LTV        LTV      DOC
-------------     ---------  -----------------  -----------------  --------  --------  -----------  --------  ---------  -------
Retail              1,709    $  712,626,949.37         69.66%       3.734%     736       $416,985     71.65%    65.38%     68.59%
Correspondent       1,105       277,688,889.70         27.14        3.827      729        251,302     70.47     70.47     100.00
Broker                 37        32,731,093.47          3.20        3.680      738        884,624     64.44     64.44     100.00
                    -----    -----------------        ------        -----      ---       --------     -----     -----     ------
TOTAL:              2,851    $1,023,046,932.54        100.00%       3.757%     734       $358,838     71.10%    66.73%     78.12%
                    =====    =================        ======        =====      ===       ========     =====     =====     ======

MARGINS

                                              % OF AGGREGATE              WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
               NUMBER OF      AGGREGATE      PRINCIPAL BALANCE  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE   PERCENT
               MORTGAGE   PRINCIPAL BALANCE  OUTSTANDING AS OF  AVERAGE    CREDIT     BALANCE    ORIGINAL  EFFECTIVE   FULL
MARGINS(%)      LOANS       OUTSTANDING     THE CUT-OFF DATE    COUPON     SCORE   OUTSTANDING     LTV       LTV        DOC
-------------  ---------  -----------------  -----------------  --------  --------  -----------  --------  ---------  -------
 0.875              1     $      949,677.08         0.09%        2.750%     700     $  949,677    100.00%    65.00%   100.00%
 1.000              9          2,525,456.35         0.25         3.233      760        280,606     63.62     63.62     64.45
 1.125              6          1,415,160.00         0.14         3.136      746        235,860     79.16     64.46     45.30
 1.250             21          6,572,461.48         0.64         3.035      739        312,974     83.85     73.52     43.73
 1.375             26         12,886,812.85         1.26         3.268      729        495,647     81.12     73.48     83.57
 1.500             28         15,656,533.91         1.53         3.209      751        559,162     69.77     65.11     52.55
 1.625            247         91,587,101.65         8.95         3.510      733        370,798     70.18     64.73     62.52
 1.750            396        102,318,498.32        10.00         3.672      732        258,380     70.77     69.38     94.81
 1.875            730        312,807,755.12        30.58         3.652      738        428,504     71.41     66.15     74.30
 2.000            797        312,422,231.84        30.54         3.914      734        391,998     70.53     65.62     71.55
 2.125            484        114,699,037.77        11.21         3.990      731        236,981     70.75     70.40    100.00
 2.250             83         28,747,103.73         2.81         3.884      725        346,351     72.70     70.89    100.00
 2.375             13          8,246,124.60         0.81         4.315      697        634,317     56.74     56.74    100.00
 2.500              8          5,206,558.84         0.51         4.343      729        650,820     86.77     57.29    100.00
 2.625              1          2,506,419.00         0.24         3.875      755      2,506,419     70.27     70.27    100.00
 2.875              1          4,500,000.00         0.44         3.750      686      4,500,000     76.27     50.85    100.00
                -----     -----------------       ------         -----      ---     ----------     -----     -----    ------
TOTAL:          2,851     $1,023,046,932.54       100.00%        3.757%     734     $  358,838     71.10%    66.73%    78.12%
                =====     =================       ======         =====      ===     ==========     =====     =====    ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-F

                              TOTAL MORTGAGE LOANS

MAXIMUM MORTGAGE RATE

                                                       % OF AGGREGATE            WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                          NUMBER OF     AGGREGATE     PRINCIPAL BALANCE WEIGHTED AVERAGE   PRINCIPAL  AVERAGE   AVERAGE  PERCENT
                          MORTGAGE  PRINCIPAL BALANCE OUTSTANDING AS OF AVERAGE   CREDIT    BALANCE   ORIGINAL EFFECTIVE  FULL
MAXIMUM MORTGAGE RATE(%)    LOANS      OUTSTANDING    THE CUT-OFF DATE   COUPON   SCORE   OUTSTANDING   LTV       LTV     DOC
------------------------  --------- ----------------- ----------------- -------- -------- ----------- -------- --------- -------
12.000                      2,851   $1,023,046,932.54     100.00%        3.757%     734    $358,838    71.10%     66.73%   78.12%
                          -------   -----------------     ------         -----      ---    --------    -----      -----    -----
TOTAL:                      2,851   $1,023,046,932.54     100.00%        3.757%     734    $358,838    71.10%     66.73%   78.12%
                          =======   =================     ======         =====      ===    ========    =====      =====    =====

NEXT RATE ADJUSTMENT DATE

                                                       % OF AGGREGATE            WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                          NUMBER OF     AGGREGATE     PRINCIPAL BALANCE WEIGHTED AVERAGE   PRINCIPAL  AVERAGE   AVERAGE  PERCENT
NEXT RATE                 MORTGAGE  PRINCIPAL BALANCE OUTSTANDING AS OF AVERAGE   CREDIT    BALANCE   ORIGINAL EFFECTIVE  FULL
ADJUSTMENT DATE            LOANS      OUTSTANDING    THE CUT-OFF DATE   COUPON    SCORE   OUTSTANDING   LTV       LTV      DOC
------------------------  --------- ----------------- ----------------- -------- -------- ----------- -------- --------- -------
December 2004                 748   $  338,874,525.83      33.12%        3.558%    738     $453,041     71.46%   65.96%   72.63%
January 2005                  256      109,662,617.29      10.72         3.695     736      428,370     71.49    66.99    81.35
February 2005                 543      141,430,676.61      13.82         3.842     732      260,462     70.90    69.77    93.57
March 2005                    719      216,282,274.21      21.14         3.861     732      300,810     70.88    68.09    80.57
April 2005                    382      148,770,718.01      14.54         3.964     729      389,452     69.46    63.40    70.10
May 2005                      203       68,026,120.59       6.65         3.889     732      335,104     73.41    66.75    77.93
                          -------   -----------------     ------         -----     ---     --------     -----    -----    -----
TOTAL:                      2,851   $1,023,046,932.54     100.00%        3.757%    734     $358,838     71.10%   66.73%   78.12%
                          =======   =================     ======         =====     ===     ========     =====    =====    =====

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-F

                             GROUP I MORTGAGE LOANS

Total Current Balance                                     $869,589,240.11
Total Number of Loans                                           2,398

                                       AVERAGE OR
                                   WEIGHTED AVERAGE (1)     MAXIMUM           MINIMUM
                                   --------------------   ----------      --------------
Current Balance                      $   362,631.04       $ 3,850.22      $ 4,500,000.00
Original Balance                     $   368,902.75       $20,700.00      $ 4,500,000.00

Loan Rate                                     3.743%           2.625%              4.500%
Servicing Fee                                 0.250%           0.250%              0.250%
Net Loan Rate                                 3.493%           2.375%              4.250%

Gross Margin                                  1.910%           0.875%              2.875%
Maximum Loan Rate                            12.000%          12.000%             12.000%

Original LTV                                  70.89%            2.81%             100.00%
Effective LTV                                 66.43%            2.81%              95.00%

Credit Score                                    734              518                 819

Original Term (mos)                             300              300                 300
Remaining Term (mos)                            297              273                 300
Seasoning (mos)                                   3                0                  27

Next Rate Reset                                   3                1                   6
Rate Adj Freq                                     4                1                   6
First Rate Adj Freq (2)                           4                2                   6

IO Original Term                                120              120                 120
IO Remaining Term                               117               93                 120

Top State Concentrations ($)       CA(19.98%),FL(18.81%),NY(8.47%),NJ(4.91%),MA(4.30%)

First Pay Date                                              09/01/02            12/01/04
Rate Change Date                                            12/01/04            05/01/05
Maturity Date                                               08/01/27            11/01/29


(1)   Based on current balances

(2) The interest rates on the Mortgage Loans indexed to one-month LIBOR reset monthly, except with respect to the first rate adjustment, which occurs after the second monthly payment

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-F
                             GROUP I MORTGAGE LOANS

INDEX

                                                % OF AGGREGATE              WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                 NUMBER OF      AGGREGATE      PRINCIPAL BALANCE  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE   PERCENT
                 MORTGAGE   PRINCIPAL BALANCE  OUTSTANDING AS OF   AVERAGE   CREDIT     BALANCE    ORIGINAL  EFFECTIVE    FULL
    INDEX          LOANS       OUTSTANDING     THE CUT-OFF DATE    COUPON    SCORE    OUTSTANDING    LTV        LTV       DOC
------------     ---------  -----------------  -----------------  --------  --------  -----------  --------  ---------  -------
One-Month LIBOR      761     $358,811,975.87        41.26%         3.605%      738    $   471,501   71.43%     66.05%    73.86%
Six-Month LIBOR    1,637      510,777,264.24        58.74          3.840       732        312,020   70.51      66.70     80.08
                   -----     ---------------       ------          -----       ---    -----------   -----      -----     -----
TOTAL:             2,398     $869,589,240.11       100.00%         3.743%      734    $   362,631   70.89%     66.43%    77.51%
                   =====     ===============       ======          =====       ===    ===========   =====      =====     =====

CUT-OFF DATE STATED PRINCIPAL BALANCES

                                                           % OF AGGREGATE            WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                              NUMBER OF     AGGREGATE     PRINCIPAL BALANCE WEIGHTED AVERAGE   PRINCIPAL  AVERAGE   AVERAGE  PERCENT
RANGE OF CUT-OFF DATE         MORTGAGE  PRINCIPAL BALANCE OUTSTANDING AS OF  AVERAGE  CREDIT    BALANCE   ORIGINAL EFFECTIVE   FULL
STATED PRINCIPAL BALANCES ($)   LOANS      OUTSTANDING    THE CUT-OFF DATE   COUPON   SCORE   OUTSTANDING   LTV       LTV      DOC
----------------------------- --------- ----------------- ----------------- -------- -------- ----------- -------- --------- -------
0.01 to 100,000.00                164    $ 13,245,991.46         1.52%       3.756%     745   $    80,768  58.89%    56.91%   63.73%
100,000.01 to 200,000.00          758     113,272,676.24        13.03        3.793      740       149,436  69.74     67.04    80.49
200,000.01 to 300,000.00          532     131,790,638.81        15.16        3.764      739       247,727  72.86     69.88    76.32
300,000.01 to 400,000.00          283      98,079,111.83        11.28        3.761      737       346,569  73.57     69.66    76.47
400,000.01 to 500,000.00          205      92,877,411.90        10.68        3.754      734       453,061  72.24     68.95    72.09
500,000.01 to 600,000.00          128      70,839,429.80         8.15        3.728      733       553,433  73.80     69.00    67.11
600,000.01 to 700,000.00           57      37,225,320.25         4.28        3.691      735       653,076  71.39     65.30    54.37
700,000.01 to 800,000.00           55      41,371,777.39         4.76        3.730      723       752,214  73.11     69.09    70.96
800,000.01 to 900,000.00           37      31,764,953.96         3.65        3.763      728       858,512  68.24     66.66    73.18
900,000.01 to 1,000,000.00         65      63,138,751.43         7.26        3.718      738       971,365  63.46     57.79    58.03
1,000,000.01 to 1,100,000.00       16      17,146,118.47         1.97        3.726      718     1,071,632  67.63     64.83    93.58
1,100,000.01 to 1,200,000.00       23      26,632,479.03         3.06        3.680      737     1,157,934  72.46     67.86   100.00
1,200,000.01 to 1,300,000.00        9      11,281,551.66         1.30        3.707      755     1,253,506  66.44     66.44   100.00
1,300,000.01 to 1,400,000.00        9      12,029,911.98         1.38        3.695      731     1,336,657  69.16     69.16   100.00
1,400,000.01 to 1,500,000.00        9      13,164,370.00         1.51        3.613      742     1,462,708  68.47     62.99   100.00
1,500,000.01 to 2,000,000.00       39      69,205,342.56         7.96        3.622      726     1,774,496  70.58     61.41   100.00
2,000,000.01 to 2,500,000.00        2       4,660,290.00         0.54        3.921      796     2,330,145  63.48     49.29   100.00
2,500,000.01 to 3,000,000.00        5      13,763,113.34         1.58        4.111      717     2,752,623  65.38     55.12   100.00
3,000,000.01 or greater             2       8,100,000.00         0.93        3.750      684     4,050,000  86.82     57.14   100.00
                                -----    ---------------       ------        -----      ---   -----------  -----     -----   ------
TOTAL:                          2,398    $869,589,240.11       100.00%       3.743%     734   $   362,631  70.89%    66.43%   77.51%
                                =====    ===============       ======        =====      ===   ===========  =====     =====   ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-F
                             GROUP I MORTGAGE LOANS

CURRENT MORTGAGE RATES

                                                   % OF AGGREGATE              WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                    NUMBER OF      AGGREGATE      PRINCIPAL BALANCE  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE   PERCENT
RANGE OF CURRENT    MORTGAGE   PRINCIPAL BALANCE  OUTSTANDING AS OF   AVERAGE   CREDIT     BALANCE    ORIGINAL  EFFECTIVE    FULL
MORTGAGE RATES (%)    LOANS       OUTSTANDING     THE CUT-OFF DATE    COUPON    SCORE    OUTSTANDING    LTV        LTV       DOC
------------------  ---------  -----------------  -----------------  --------  --------  -----------  --------  ---------  -------
2.501 to 2.750           16     $  4,859,042.21          0.56%        2.718%     735     $   303,690   73.06%     65.32%    75.45%
2.751 to 3.000           27       12,616,038.62          1.45         2.936      747         467,261   73.54      66.23     67.61
3.001 to 3.250           74       32,927,403.99          3.79         3.182      741         444,965   74.66      67.58     62.61
3.251 to 3.500          327      135,186,069.80         15.55         3.475      735         413,413   71.78      65.61     69.40
3.501 to 3.750          986      367,854,581.78         42.30         3.690      735         373,078   70.50      66.43     80.61
3.751 to 4.000          704      220,779,064.74         25.39         3.957      733         313,607   70.25      67.60     79.33
4.001 to 4.250          248       86,030,446.61          9.89         4.159      733         346,897   70.36      65.04     77.19
4.251 to 4.500           16        9,336,592.36          1.07         4.420      723         583,537   75.52      60.40    100.00
                      -----     ---------------        ------         -----      ---     -----------   -----      -----    ------
TOTAL:                2,398     $869,589,240.11        100.00%        3.743%     734     $   362,631   70.89%     66.43%    77.51%
                      =====     ===============        ======         =====      ===     ===========   =====      =====    ======

REMAINING TERM

                                                   % OF AGGREGATE              WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                    NUMBER OF      AGGREGATE      PRINCIPAL BALANCE  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    AVERAGE   PERCENT
RANGE OF REMAINING  MORTGAGE   PRINCIPAL BALANCE  OUTSTANDING AS OF   AVERAGE   CREDIT     BALANCE    ORIGINAL  EFFECTIVE    FULL
TERM (MONTHS)         LOANS       OUTSTANDING     THE CUT-OFF DATE    COUPON    SCORE    OUTSTANDING    LTV        LTV       DOC
------------------  ---------  -----------------  -----------------  --------  --------  -----------  --------  ---------  -------
273                       2     $    453,839.63          0.05%         3.771%    743     $   226,920   61.43%     61.43%   100.00%
274                       1          519,000.00          0.06          3.500     521         519,000   87.97      50.00    100.00
276                       1          151,752.00          0.02          2.750       0         151,752   50.00      50.00    100.00
277                       1          427,955.42          0.05          2.875     779         427,955   80.00      80.00      0.00
279                       1          215,175.00          0.02          4.000     737         215,175   95.00      95.00      0.00
280                       1          899,999.40          0.10          4.000     740         899,999   75.00      75.00      0.00
281                       2        1,199,318.92          0.14          3.602     675         599,659   35.85      35.85    100.00
282                       4        1,300,417.99          0.15          3.351     686         325,104   75.17      57.95      0.00
283                       3        3,191,500.00          0.37          3.438     780       1,063,833   87.94      68.17     87.73
284                       2          632,707.93          0.07          3.625     692         316,354   68.75      68.75    100.00
285                       5        4,534,253.71          0.52          3.785     710         906,851   51.32      51.32     81.22
286                       4        2,090,551.43          0.24          4.102     721         522,638   89.39      64.45     89.15
287                       4        1,690,480.02          0.19          3.920     769         422,620   81.23      64.86     34.86
288                       7        4,325,609.53          0.50          3.122     701         617,944   66.41      66.21     67.59
289                      10        6,725,796.20          0.77          3.387     737         672,580   64.49      64.49     85.57
290                       6        2,329,150.20          0.27          3.354     723         388,192   72.14      67.60     61.39
291                      10        4,141,076.60          0.48          3.746     699         414,108   72.96      70.87     76.00
292                       6        2,554,772.00          0.29          3.845     745         425,795   68.57      61.26     54.36
293                      15       10,526,078.06          1.21          3.933     729         701,739   65.22      48.71     75.83
294                      41       13,648,451.77          1.57          3.476     721         332,889   68.55      64.06     92.16
295                      80       25,623,955.55          2.95          3.458     734         320,299   75.01      67.35     74.55
296                     147       62,344,002.27          7.17          3.679     734         424,109   70.35      64.76     74.58
297                     474      131,704,682.11         15.15          3.792     732         277,858   72.06      70.14     90.68
298                     772      254,117,578.51         29.22          3.720     736         329,168   70.92      67.31     76.09
299                     573      240,222,275.02         27.62          3.773     735         419,236   69.56      64.97     72.58
300                     226       94,018,860.84         10.81          3.867     738         416,013   73.42      66.99     78.94
                      -----     ---------------        ------          -----     ---     -----------   -----      -----    ------
TOTAL:                2,398     $869,589,240.11        100.00%         3.743%    734     $   362,631   70.89%     66.43%    77.51%
                      =====     ===============        ======          =====     ===     ===========   =====      =====    ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-F
                             GROUP I MORTGAGE LOANS

ORIGINAL LOAN-TO-VALUE RATIOS

                                                      % OF AGGREGATE            WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                         NUMBER OF     AGGREGATE     PRINCIPAL BALANCE WEIGHTED AVERAGE   PRINCIPAL  AVERAGE   AVERAGE  PERCENT
RANGE OF ORIGINAL        MORTGAGE  PRINCIPAL BALANCE OUTSTANDING AS OF  AVERAGE  CREDIT    BALANCE   ORIGINAL EFFECTIVE   FULL
LOAN-TO-VALUE RATIOS (%)   LOANS      OUTSTANDING    THE CUT-OFF DATE   COUPON   SCORE   OUTSTANDING   LTV       LTV      DOC
------------------------ --------- ----------------- ----------------- -------- -------- ----------- -------- --------- -------
0.01 to 10.00                  3    $  1,109,827.81         0.13%       3.659%     700   $   369,943   6.17%     6.17%   96.23%
10.01 to 20.00                17       5,355,208.29         0.62        3.639      760       315,012  15.81     15.81     9.72
20.01 to 30.00                51      14,228,979.22         1.64        3.784      750       279,000  25.89     25.78    41.15
30.01 to 40.00                96      31,094,232.57         3.58        3.777      744       323,898  35.01     35.01    47.98
40.01 to 50.00               219      78,274,910.90         9.00        3.794      733       357,420  46.39     46.39    68.26
50.01 to 60.00               219      78,270,177.66         9.00        3.722      737       357,398  56.33     56.27    73.74
60.01 to 70.00               320     148,820,671.34        17.11        3.709      731       465,065  66.36     66.23    82.36
70.01 to 75.00               312     133,332,704.92        15.33        3.736      734       427,348  73.55     73.22    86.01
75.01 to 80.00               843     244,598,703.16        28.13        3.770      730       290,153  79.21     78.43    86.77
80.01 to 85.00                12       5,236,927.02         0.60        3.726      710       436,411  82.58     75.64    83.81
85.01 to 90.00                53      19,092,338.23         2.20        3.716      743       360,233  89.13     73.42    89.91
90.01 to 95.00                59      19,643,379.07         2.26        3.824      739       332,939  93.39     80.56    82.13
95.01 to 100.00              194      90,531,179.92        10.41        3.688      744       466,656  99.78      66.3    58.97
                           -----    ---------------       ------        -----      ---   -----------  -----     -----    -----
TOTAL:                     2,398    $869,589,240.11       100.00%       3.743%     734   $   362,631  70.89%    66.43%   77.51%
                           =====    ===============       ======        =====      ===   ===========  =====     =====    =====

EFFECTIVE LOAN-TO-VALUE RATIOS AT ORIGINATION

                                                      % OF AGGREGATE            WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
RANGE OF EFFECTIVE       NUMBER OF     AGGREGATE     PRINCIPAL BALANCE WEIGHTED AVERAGE   PRINCIPAL  AVERAGE   AVERAGE  PERCENT
LOAN-TO-VALUE RATIOS     MORTGAGE  PRINCIPAL BALANCE OUTSTANDING AS OF  AVERAGE  CREDIT    BALANCE   ORIGINAL EFFECTIVE   FULL
AT ORIGINATION (%)         LOANS      OUTSTANDING    THE CUT-OFF DATE   COUPON   SCORE   OUTSTANDING   LTV       LTV      DOC
--------------------     --------- ----------------- ----------------- -------- -------- ----------- -------- --------- -------
0.01 to 10.00                  4    $  1,209,819.16         0.14%       3.646%    709    $   302,455   7.68%     6.41%   88.28%
10.01 to 20.00                17       5,355,208.29         0.62        3.639     760        315,012  15.81     15.81     9.72
20.01 to 30.00                50      14,128,987.87         1.62        3.786     750        282,580  25.90     25.90    41.44
30.01 to 40.00                96      31,094,232.57         3.58        3.777     744        323,898  35.01     35.01    47.98
40.01 to 50.00               286      97,688,450.02        11.23        3.801     733        341,568  55.66     47.09    71.47
50.01 to 60.00               220      89,577,585.20        10.30        3.721     734        407,171  59.93     56.24    76.58
60.01 to 70.00               500     246,216,837.13        28.31        3.699     737        492,434  78.58     67.58    73.10
70.01 to 75.00               306     130,261,493.92        14.98        3.736     734        425,691  73.54     73.54    85.94
75.01 to 80.00               836     234,962,553.16        27.02        3.771     731        281,056  79.25     79.25    86.50
80.01 to 85.00                 8       2,217,656.02         0.26        3.657     680        277,207  83.33     83.33    93.42
85.01 to 90.00                31       6,757,872.93         0.78        3.798     726        217,996  89.38     89.38    94.21
90.01 to 95.00                44      10,118,543.84         1.16        3.767     728        229,967  94.25     94.25    95.63
                           -----    ---------------       ------        -----     ---    -----------  -----     -----    -----
TOTAL:                     2,398    $869,589,240.11       100.00%       3.743%    734    $   362,631  70.89%    66.43%   77.51%
                           =====    ===============       ======        =====     ===    ===========  =====     =====    =====

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-F
                             GROUP I MORTGAGE LOANS

CREDIT SCORES

                                                      % OF AGGREGATE            WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                         NUMBER OF     AGGREGATE     PRINCIPAL BALANCE WEIGHTED AVERAGE   PRINCIPAL  AVERAGE   AVERAGE  PERCENT
                         MORTGAGE  PRINCIPAL BALANCE OUTSTANDING AS OF  AVERAGE  CREDIT    BALANCE   ORIGINAL EFFECTIVE   FULL
RANGE OF CREDIT SCORES     LOANS      OUTSTANDING    THE CUT-OFF DATE   COUPON   SCORE   OUTSTANDING   LTV       LTV      DOC
----------------------   --------- ----------------- ----------------- -------- -------- ----------- -------- --------- -------
Not Available                  6    $  1,825,452.00         0.21%       3.716%     NA    $   304,242  76.83%    66.32%   89.70%
518 to 525                     2       1,013,000.00         0.12        3.561     520        506,500  64.34     44.89   100.00
551 to 575                     1         541,899.75         0.06        4.000     573        541,900  60.19     60.19   100.00
576 to 600                     6       3,278,379.44         0.38        3.642     595        546,397  78.10     73.62   100.00
601 to 625                    22       8,678,846.70         1.00        3.932     617        394,493  70.78     64.38    93.55
626 to 650                    52      21,546,563.72         2.48        3.694     641        414,357  71.07     66.41   100.00
651 to 675                    97      47,714,380.15         5.49        3.757     663        491,901  71.23     67.67    99.79
676 to 700                   360     137,437,375.22        15.80        3.741     689        381,770  71.04     66.91    95.81
701 to 725                   374     123,521,492.15        14.20        3.763     713        330,271  71.90     68.99    84.21
726 to 750                   401     149,276,464.21        17.17        3.774     738        372,261  70.08     66.18    75.42
751 to 775                   533     192,653,067.62        22.15        3.748     763        361,450  70.38     66.03    68.29
776 to 800                   448     154,831,518.03        17.81        3.691     787        345,606  70.35     64.94    63.83
801 to 819                    96      27,270,801.12         3.14        3.723     805        284,071  75.27     63.61    42.65
                           -----    ---------------       ------        -----     ---    -----------  -----     -----   ------
TOTAL:                     2,398    $869,589,240.11       100.00%       3.743%    734    $   362,631  70.89%    66.43%   77.51%
                           =====    ===============       ======        =====     ===    ===========  =====     =====   ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-F
                             GROUP I MORTGAGE LOANS

GEOGRAPHIC AREA

                                                      % OF AGGREGATE            WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                         NUMBER OF     AGGREGATE     PRINCIPAL BALANCE WEIGHTED AVERAGE   PRINCIPAL  AVERAGE   AVERAGE  PERCENT
                         MORTGAGE  PRINCIPAL BALANCE OUTSTANDING AS OF  AVERAGE  CREDIT    BALANCE   ORIGINAL EFFECTIVE   FULL
STATE                      LOANS      OUTSTANDING    THE CUT-OFF DATE   COUPON   SCORE   OUTSTANDING   LTV       LTV      DOC
--------------------     --------- ----------------- ----------------- -------- -------- ----------- -------- --------- -------
Alabama                       27    $  6,113,286.77         0.70%       3.785%    728    $   226,418  80.70%    76.88%   80.04%
Alaska                         8       1,793,326.95         0.21        3.856     730        224,166  82.62     73.14   100.00
Arizona                       34      13,723,486.97         1.58        3.709     743        403,632  75.55     63.42    64.24
Arkansas                      12       2,482,586.82         0.29        3.764     750        206,882  75.84     73.55    77.01
California                   377     173,705,288.21        19.98        3.802     732        460,757  66.00     64.27    87.36
Colorado                      79      35,367,923.72         4.07        3.741     738        447,695  71.89     65.72    82.54
Connecticut                   45      20,385,533.33         2.34        3.739     717        453,012  62.91     62.65    94.08
Delaware                       9       3,015,759.52         0.35        3.718     743        335,084  71.56     71.56    29.79
District of Columbia           2       1,490,119.00         0.17        3.684     664        745,060  77.95     70.00   100.00
Florida                      511     163,611,731.94        18.81        3.712     736        320,180  74.26     66.96    71.82
Georgia                       53      16,774,594.15         1.93        3.701     727        316,502  79.60     68.81    74.13
Hawaii                        15       8,929,472.12         1.03        3.840     755        595,298  69.83     61.73    87.04
Idaho                          5       1,352,051.00         0.16        3.795     709        270,410  70.31     67.32    57.73
Illinois                      75      25,990,677.47         2.99        3.664     731        346,542  75.91     69.68    77.94
Indiana                       20       4,922,924.46         0.57        3.596     719        246,146  76.18     74.54    83.31
Iowa                           5         696,752.87         0.08        3.653     740        139,351  84.41     74.94    49.01
Kansas                        14       2,691,907.14         0.31        3.815     749        192,279  78.08     75.28    62.73
Kentucky                      13       5,251,465.71         0.60        3.767     763        403,959  77.00     71.58    71.38
Louisiana                     17       5,432,392.45         0.62        3.916     705        319,552  78.32     72.63    61.73
Maine                          5       2,108,612.50         0.24        4.001     753        421,723  70.38     67.05    89.76
Maryland                      53      14,510,340.54         1.67        3.882     751        273,780  78.30     70.84    92.31
Massachusetts                 79      37,364,911.39         4.30        3.747     738        472,974  61.74     60.06    77.50
Michigan                      57      17,820,386.03         2.05        3.792     726        312,638  78.62     67.92    78.19
Minnesota                     50      10,724,326.67         1.23        3.864     726        214,487  72.35     71.08    97.52
Mississippi                    5         681,934.44         0.08        3.581     756        136,387  65.93     65.93    82.34
Missouri                      23       6,540,147.52         0.75        3.664     725        284,354  73.82     70.26    72.31
Montana                        5       2,304,590.85         0.27        3.590     765        460,918  65.82     62.49    65.65
Nebraska                       3         855,500.00         0.10        3.940     722        285,167  77.69     77.69   100.00
Nevada                        47      19,436,781.67         2.24        3.746     735        413,549  71.00     67.73    79.00
New Hampshire                 11       3,241,163.30         0.37        3.877     752        294,651  59.50     59.50    73.77
New Jersey                   104      42,677,603.99         4.91        3.728     732        410,362  71.37     65.85    68.39
New Mexico                     7       1,153,906.00         0.13        3.704     752        164,844  52.10     47.42    45.60
New York                     130      73,645,236.06         8.47        3.647     734        566,502  63.60     62.00    70.25
North Carolina                39      15,024,892.05         1.73        3.718     740        385,254  72.56     65.23    60.08
North Dakota                   3         519,840.00         0.06        3.609     767        173,280  90.10     73.94    46.14
Ohio                          45      11,242,583.58         1.29        3.688     740        249,835  77.17     70.70    67.16
Oklahoma                      14       4,263,450.19         0.49        3.735     748        304,532  77.64     73.52    69.96
Oregon                        19       3,764,072.37         0.43        3.747     738        198,109  78.70     70.81    64.47
Pennsylvania                  43      12,287,082.12         1.41        3.733     741        285,746  74.66     72.49    73.81
Rhode Island                  12       3,121,088.40         0.36        3.819     738        260,091  50.00     50.00    67.96
South Carolina                39      11,484,744.55         1.32        3.764     732        294,481  70.55     68.74    75.94
South Dakota                   2         306,800.00         0.04        4.063     732        153,400  78.21     78.21   100.00
Tennessee                     31       6,802,983.90         0.78        3.743     745        219,451  75.41     73.68    73.77
Texas                         82      23,571,871.14         2.71        3.771     730        287,462  77.42     70.09    79.05
Utah                          16       3,896,953.09         0.45        3.702     723        243,560  79.09     72.22    87.17
Vermont                        4         618,736.33         0.07        3.919     764        154,684  64.52     64.52    75.76
Virginia                      70      23,833,455.39         2.74        3.717     742        340,478  78.43     76.38    84.38
Virgin Islands                12       4,578,975.20         0.53        3.528     735        381,581  63.88     63.88    75.74
Washington                    44      11,789,644.24         1.36        3.819     733        267,946  74.26     70.42    74.44
West Virginia                  1         134,893.75         0.02        3.500     706        134,894  78.26     78.26   100.00
Wisconsin                     17       2,870,785.62         0.33        3.925     741        168,870  64.52     64.52    60.18
Wyoming                        5       2,679,666.63         0.31        3.708     761        535,933  64.67     61.46    91.97
                           -----    ---------------       ------        -----     ---    -----------  -----     -----   ------
TOTAL:                     2,398    $869,589,240.11       100.00%       3.743%    734    $   362,631  70.89%    66.43%   77.51%
                           =====    ===============       ======        =====     ===    ===========  =====     =====   ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-F
                             GROUP I MORTGAGE LOANS

OCCUPANCY TYPE

                                                      % OF AGGREGATE            WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                         NUMBER OF     AGGREGATE     PRINCIPAL BALANCE WEIGHTED AVERAGE   PRINCIPAL  AVERAGE   AVERAGE  PERCENT
                         MORTGAGE  PRINCIPAL BALANCE OUTSTANDING AS OF  AVERAGE  CREDIT    BALANCE   ORIGINAL EFFECTIVE   FULL
OCCUPANCY TYPE             LOANS      OUTSTANDING    THE CUT-OFF DATE   COUPON   SCORE   OUTSTANDING   LTV       LTV      DOC
--------------           --------- ----------------- ----------------- -------- -------- ----------- -------- --------- -------
Primary                    1,997    $712,441,067.07        81.93%       3.742%    733    $   356,756  70.67%    67.76%   78.54%
Second Home                  266     126,187,833.38        14.51        3.727     738        474,390  72.73     63.41    70.14
Investment                   135      30,960,339.66         3.56        3.832     743        229,336  68.42     48.12    83.91
                           -----    ---------------       ------        -----     ---    -----------  -----     -----    -----
TOTAL:                     2,398    $869,589,240.11       100.00%       3.743%    734    $   362,631  70.89%    66.43%   77.51%
                           =====    ===============       ======        =====     ===    ===========  =====     =====    =====

PROPERTY TYPE

                                                      % OF AGGREGATE            WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                         NUMBER OF     AGGREGATE     PRINCIPAL BALANCE WEIGHTED AVERAGE   PRINCIPAL  AVERAGE   AVERAGE  PERCENT
                         MORTGAGE  PRINCIPAL BALANCE OUTSTANDING AS OF  AVERAGE  CREDIT    BALANCE   ORIGINAL EFFECTIVE   FULL
PROPERTY TYPE              LOANS      OUTSTANDING    THE CUT-OFF DATE   COUPON   SCORE   OUTSTANDING   LTV       LTV      DOC
-------------            --------- ----------------- ----------------- -------- -------- ----------- -------- --------- -------
Single Family              1,508    $532,185,804.27        61.20%       3.753%    730    $   352,908  69.70%    66.20%   80.94%
De Minimis PUD               493     213,407,483.23        24.54        3.725     740        432,875  74.66     68.54    71.26
Planned Unit Development      58      14,787,643.41         1.70        3.781     740        254,959  75.99     69.92    58.46
Condominium                  269      83,544,821.59         9.61        3.713     746        310,576  70.03     63.23     74.8
Cooperative                   18      11,099,971.66         1.28        3.772     744        616,665  62.84     60.94    69.61
Two- to Four-Family           52      14,563,515.95         1.67        3.765     733        280,068  65.14     63.03    85.11
                           -----    ---------------       ------        -----     ---    -----------  -----     -----    -----
TOTAL:                     2,398    $869,589,240.11       100.00%       3.743%    734    $   362,631  70.89%    66.43%   77.51%
                           =====    ===============       ======        =====     ===    ===========  =====     =====    =====

LOAN PURPOSE

                                                      % OF AGGREGATE            WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                         NUMBER OF     AGGREGATE     PRINCIPAL BALANCE WEIGHTED AVERAGE   PRINCIPAL  AVERAGE   AVERAGE  PERCENT
                         MORTGAGE  PRINCIPAL BALANCE OUTSTANDING AS OF  AVERAGE  CREDIT    BALANCE   ORIGINAL EFFECTIVE   FULL
LOAN PURPOSE               LOANS      OUTSTANDING    THE CUT-OFF DATE   COUPON   SCORE   OUTSTANDING   LTV       LTV      DOC
------------             --------- ----------------- ----------------- -------- -------- ----------- -------- --------- -------
Purchase                     889    $381,711,445.74        43.90%       3.719%    743    $   429,372  77.57%    69.34%   73.64%
Refinance (No Cash-out)      426     144,612,792.28        16.63        3.731     725        339,467  63.61     61.71    75.64
Refinance (Cash-out)       1,083     343,265,002.09        39.47        3.774     729        316,958  66.53     65.19    82.61
                           -----    ---------------       ------        -----     ---    -----------  -----     -----    -----
TOTAL:                     2,398    $869,589,240.11       100.00%       3.743%    734    $   362,631  70.89%    66.43%   77.51%
                           =====    ===============       ======        =====     ===    ===========  =====     =====    =====

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-F
                             GROUP I MORTGAGE LOANS

LOAN DOCUMENTATION

                                                      % OF AGGREGATE            WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                         NUMBER OF     AGGREGATE     PRINCIPAL BALANCE WEIGHTED AVERAGE   PRINCIPAL  AVERAGE   AVERAGE  PERCENT
                         MORTGAGE  PRINCIPAL BALANCE OUTSTANDING AS OF  AVERAGE  CREDIT    BALANCE   ORIGINAL EFFECTIVE   FULL
LOAN DOCUMENTATION         LOANS      OUTSTANDING    THE CUT-OFF DATE   COUPON   SCORE   OUTSTANDING   LTV       LTV      DOC
--------------------     --------- ----------------- ----------------- -------- -------- ----------- -------- --------- -------
Full Documentation         1,827    $674,052,781.98        77.51%       3.756%    727    $   368,940  72.08%    68.24%  100.00%
Alternative
  Documentation              220      76,226,102.78         8.77        3.652     753        346,482  79.18     70.12     0.00
Stated Documentation         101      34,946,422.72         4.02        3.668     759        346,004  68.01     61.49     0.00
No Income/No Ratio
  Documentation              250      84,363,932.63         9.70        3.755     769        337,456  55.08     50.68     0.00
                           -----    ---------------       ------        -----     ---    -----------  -----     -----   ------
TOTAL:                     2,398    $869,589,240.11       100.00%       3.743%    734    $   362,631  70.89%    66.43%   77.51%
                           =====    ===============       ======        =====     ===    ===========  =====     =====   ======

CHANNEL

                                                      % OF AGGREGATE            WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                         NUMBER OF     AGGREGATE     PRINCIPAL BALANCE WEIGHTED AVERAGE   PRINCIPAL  AVERAGE   AVERAGE  PERCENT
                         MORTGAGE  PRINCIPAL BALANCE OUTSTANDING AS OF  AVERAGE  CREDIT    BALANCE   ORIGINAL EFFECTIVE   FULL
CHANNEL                    LOANS      OUTSTANDING    THE CUT-OFF DATE   COUPON   SCORE   OUTSTANDING   LTV       LTV      DOC
--------------------     --------- ----------------- ----------------- -------- -------- ----------- -------- --------- -------
Retail                     1,475    $616,058,055.50        70.84%       3.720%    735    $   417,666  71.38%    65.09%   68.26%
Correspondent                887     221,793,841.14        25.51        3.817     731        250,049  70.50     70.50   100.00
Broker                        36      31,737,343.47         3.65        3.670     737        881,593  64.11     64.11   100.00
                           -----    ---------------       ------        -----     ---    -----------  -----     -----   ------
TOTAL:                     2,398    $869,589,240.11       100.00%       3.743%    734    $   362,631  70.89%    66.43%   77.51%
                           =====    ===============       ======        =====     ===    ===========  =====     =====   ======

MARGINS

                                                      % OF AGGREGATE            WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                         NUMBER OF     AGGREGATE     PRINCIPAL BALANCE WEIGHTED AVERAGE   PRINCIPAL  AVERAGE   AVERAGE  PERCENT
                         MORTGAGE  PRINCIPAL BALANCE OUTSTANDING AS OF  AVERAGE  CREDIT    BALANCE   ORIGINAL EFFECTIVE   FULL
MARGINS (%)                LOANS      OUTSTANDING    THE CUT-OFF DATE   COUPON   SCORE   OUTSTANDING   LTV       LTV      DOC
--------------------     --------- ----------------- ----------------- -------- -------- ----------- -------- --------- -------
0.875                          1    $    949,677.08         0.11%       2.750%    700    $   949,677  100.00%   65.00%  100.00%
1.000                          8       1,789,418.02         0.21        2.918     754        223,677   67.28    67.28    49.83
1.125                          5       1,118,160.00         0.13        3.105     740        223,632   73.63    62.98    57.33
1.250                         21       6,572,461.48         0.76        3.035     739        312,974   83.85    73.52    43.73
1.375                         20      10,395,467.96         1.20        3.234     732        519,773   80.35    73.01    92.05
1.500                         28      15,656,533.91         1.80        3.209     751        559,162   69.77    65.11    52.55
1.625                        190      68,924,118.74         7.93        3.526     731        362,759   69.43    63.81    63.92
1.750                        315      76,717,540.22         8.82        3.661     733        243,548   70.34    69.19    93.77
1.875                        717     308,604,438.17        35.49        3.649     738        430,411   71.50    66.17    73.95
2.000                        622     243,074,395.53        27.95        3.901     734        390,795   69.89    65.17    70.31
2.125                        384      91,931,772.38        10.57        3.988     733        239,406   70.68    70.23   100.00
2.250                         70      25,082,377.35         2.88        3.887     725        358,320   72.92    70.84   100.00
2.375                          9       7,554,900.43         0.87        4.316     696        839,433   55.65    55.65   100.00
2.500                          6       4,211,559.84         0.48        4.299     746        701,927   87.39    53.86   100.00
2.625                          1       2,506,419.00         0.29        3.875     755      2,506,419   70.27    70.27   100.00
2.875                          1       4,500,000.00         0.52        3.750     686      4,500,000   76.27    50.85   100.00
                           -----    ---------------       ------        -----     ---    -----------  ------    -----   ------
TOTAL:                     2,398    $869,589,240.11       100.00%       3.743%    734    $   362,631   70.89%   66.43%   77.51%
                           =====    ===============       ======        =====     ===    ===========  ======    =====   ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-F
                             GROUP I MORTGAGE LOANS

MAXIMUM MORTGAGE RATE

                                                         % OF AGGREGATE            WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                            NUMBER OF     AGGREGATE     PRINCIPAL BALANCE WEIGHTED AVERAGE   PRINCIPAL  AVERAGE   AVERAGE  PERCENT
                            MORTGAGE  PRINCIPAL BALANCE OUTSTANDING AS OF  AVERAGE  CREDIT    BALANCE   ORIGINAL EFFECTIVE   FULL
MAXIMUM MORTGAGE RATE (%)     LOANS      OUTSTANDING    THE CUT-OFF DATE   COUPON   SCORE   OUTSTANDING   LTV       LTV      DOC
-------------------------   --------- ----------------- ----------------- -------- -------- ----------- -------- --------- -------
12.000                        2,398    $869,589,240.11       100.00%       3.743%    734    $   362,631  70.89%    66.43%   77.51%
                              -----    ---------------       ------        -----     ---    -----------  -----     -----    -----
TOTAL:                        2,398    $869,589,240.11       100.00%       3.743%    734    $   362,631  70.89%    66.43%   77.51%
                              =====    ===============       ======        =====     ===    ===========  =====     =====    =====

NEXT RATE ADJUSTMENT DATE

                                                      % OF AGGREGATE            WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                         NUMBER OF     AGGREGATE     PRINCIPAL BALANCE WEIGHTED AVERAGE   PRINCIPAL  AVERAGE   AVERAGE  PERCENT
NEXT RATE                MORTGAGE  PRINCIPAL BALANCE OUTSTANDING AS OF  AVERAGE  CREDIT    BALANCE   ORIGINAL EFFECTIVE   FULL
ADJUSTMENT DATE            LOANS      OUTSTANDING    THE CUT-OFF DATE   COUPON   SCORE   OUTSTANDING   LTV       LTV      DOC
--------------------     --------- ----------------- ----------------- -------- -------- ----------- -------- --------- -------
December 2004                732    $331,956,577.16        38.17%       3.565%    738    $   453,493   71.55%   65.96%   72.33%
January 2005                 232      99,972,821.86        11.50        3.709     735        430,917   71.39    66.67    81.68
February 2005                428     111,760,840.44        12.85        3.845     732        261,123   70.82    69.61    94.02
March 2005                   557     160,285,298.80        18.43        3.855     734        287,765   70.63    68.03    80.38
April 2005                   286     112,142,963.37        12.90        3.984     727        392,108   68.05    62.07    69.11
May 2005                     163      53,470,738.48         6.15        3.854     730        328,041   72.81    66.63    76.44
                           -----    ---------------       ------        -----     ---    -----------   -----    -----    -----
TOTAL:                     2,398    $869,589,240.11       100.00%       3.743%    734    $   362,631   70.89%   66.43%   77.51%
                           =====    ===============       ======        =====     ===    ===========   =====    =====    =====

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-F
                            GROUP II MORTGAGE LOANS

Total Current Balance            $153,457,692.43
Total Number of Loans                        453

                                    AVERAGE OR
                               WEIGHTED AVERAGE (1)                        MINIMUM                           MAXIMUM
                               --------------------                        -------                           -------
Current Balance                    $338,758.70                            $28,000.00                      $2,000,000.00
Original Balance                   $342,241.03                            $28,000.00                      $2,000,000.00

Loan Rate                                3.838%                                2.875%                             4.625%
Servicing Fee                            0.250%                                0.250%                             0.250%
Net Loan Rate                            3.588%                                2.625%                             4.375%

Gross Margin                             1.912%                                1.000%                             2.500%
Maximum Loan Rate                       12.000%                               12.000%                            12.000%

Original LTV                             72.29%                                 8.82%                            100.00%
Effective LTV                            68.42%                                 8.82%                             95.00%

Credit Score                               732                                   533                                837

Original Term (mos)                        300                                   300                                300
Remaining Term (mos)                       297                                   281                                300
Seasoning (mos)                              3                                     0                                 19

Next Rate Reset                              4                                     1                                  6
Rate Adj Freq                                6                                     6                                  6
First Rate Adj Freq (2)                      6                                     6                                  6

IO Original Term                           120                                   120                                120
IO Remaining Term                          117                                   101                                120

Top State Concentrations ($)                         CA(22.15%),FL(17.72%),NY(6.68%),MN(4.35%),CO(3.08%)

First Pay Date                                                             05/01/03                          12/01/04
Rate Change Date                                                           12/01/04                          05/01/05
Maturity Date                                                              04/01/28                          11/01/29

(1)   Based on current balances

(2) The interest rates on the Mortgage Loans indexed to one-month LIBOR reset monthly, except with respect to the first rate adjustment, which occurs after the second monthly payment

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-F
                            GROUP II MORTGAGE LOANS

INDEX

                                                      % OF AGGREGATE            WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                         NUMBER OF     AGGREGATE     PRINCIPAL BALANCE WEIGHTED AVERAGE   PRINCIPAL  AVERAGE   AVERAGE  PERCENT
                         MORTGAGE  PRINCIPAL BALANCE OUTSTANDING AS OF  AVERAGE  CREDIT    BALANCE   ORIGINAL EFFECTIVE   FULL
INDEX                      LOANS      OUTSTANDING    THE CUT-OFF DATE   COUPON   SCORE   OUTSTANDING   LTV       LTV      DOC
--------------------     --------- ----------------- ----------------- -------- -------- ----------- -------- --------- -------
Six-Month LIBOR             453     $153,457,692.43       100.00%       3.838%    732    $   338,759  72.29%    68.42%   81.57%
                            ---     ---------------       ------        -----     ---    -----------  -----     -----    -----
TOTAL:                      453     $153,457,692.43       100.00%       3.838%    732    $   338,759  72.29%    68.42%   81.57%
                            ===     ===============       ======        =====     ===    ===========  =====     =====    =====

CUT-OFF DATE STATED PRINCIPAL BALANCES

                                                          % OF AGGREGATE            WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
RANGE OF CUT-OFF DATE        NUMBER OF     AGGREGATE     PRINCIPAL BALANCE WEIGHTED AVERAGE   PRINCIPAL  AVERAGE   AVERAGE  PERCENT
STATED PRINCIPAL             MORTGAGE  PRINCIPAL BALANCE OUTSTANDING AS OF  AVERAGE  CREDIT    BALANCE   ORIGINAL EFFECTIVE   FULL
BALANCES ($)                   LOANS      OUTSTANDING    THE CUT-OFF DATE   COUPON   SCORE   OUTSTANDING   LTV       LTV      DOC
---------------------------- --------- ----------------- ----------------- -------- -------- ----------- -------- --------- -------
0.01 to 100,000.00               30     $  2,458,582.96         1.60%       3.929%    745    $    81,953  60.41%    60.41%   60.40%
100,000.01 to 200,000.00        136       20,175,680.55        13.15        3.902     727        148,351  71.55     69.58    84.27
200,000.01 to 300,000.00        112       28,333,128.08        18.46        3.809     726        252,974  72.10     69.52    87.06
300,000.01 to 400,000.00         67       23,342,822.98        15.21        3.823     738        348,400  73.70     70.02    81.71
400,000.01 to 500,000.00         28       12,700,436.44         8.28        3.857     731        453,587  73.53     69.37    89.10
500,000.01 to 600,000.00         22       12,163,704.40         7.93        3.845     729        552,896  71.00     71.00    76.50
600,000.01 to 700,000.00         24       15,461,409.90        10.08        3.860     729        644,225  77.39     71.75    62.63
700,000.01 to 800,000.00          7        5,238,537.33         3.41        3.829     726        748,362  73.33     65.15    72.13
800,000.01 to 900,000.00          3        2,625,071.02         1.71        3.877     739        875,024  68.65     68.65    34.27
900,000.01 to 1,000,000.00        7        6,803,331.82         4.43        3.641     760        971,905  68.75     66.79    55.90
1,000,000.01 to 1,100,000.00      4        4,309,951.00         2.81        3.792     734      1,077,488  62.51     53.63   100.00
1,200,000.01 to 1,300,000.00      1        1,260,000.00         0.82        3.625     700      1,260,000  64.62     64.62   100.00
1,300,000.01 to 1,400,000.00      4        5,425,945.06         3.54        3.879     738      1,356,486  86.62     68.65   100.00
1,400,000.01 to 1,500,000.00      4        5,905,821.47         3.85        3.780     724      1,476,455  64.10     64.10   100.00
1,500,000.01 to 2,000,000.00      4        7,253,269.42         4.73        3.956     726      1,813,317  70.69     61.99   100.00
                                ---     ---------------       ------        -----     ---    -----------  -----     -----   ------
TOTAL:                          453     $153,457,692.43       100.00%       3.838%    732    $   338,759  72.29%    68.42%   81.57%
                                ===     ===============       ======        =====     ===    ===========  =====     =====   ======

CURRENT MORTGAGE RATES

                                                  % OF AGGREGATE            WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                     NUMBER OF     AGGREGATE     PRINCIPAL BALANCE WEIGHTED AVERAGE   PRINCIPAL  AVERAGE   AVERAGE  PERCENT
RANGE OF CURRENT     MORTGAGE  PRINCIPAL BALANCE OUTSTANDING AS OF  AVERAGE  CREDIT    BALANCE   ORIGINAL EFFECTIVE   FULL
MORTGAGE RATES (%)     LOANS      OUTSTANDING    THE CUT-OFF DATE   COUPON   SCORE   OUTSTANDING   LTV       LTV      DOC
------------------   --------- ----------------- ----------------- -------- -------- ----------- -------- --------- -------
2.751 to 3.000            5     $  3,116,106.94         2.03%       2.946%    754    $   623,221   79.36%   69.42%   57.12%
3.001 to 3.250           11        5,903,587.42         3.85        3.202     751        536,690   73.75    65.08    59.06
3.251 to 3.500           30       10,286,177.35         6.70        3.452     732        342,873   69.80    66.35    63.07
3.501 to 3.750          125       39,255,179.85        25.58        3.678     729        314,041   70.94    69.26    85.83
3.751 to 4.000          210       72,612,589.63        47.32        3.958     730        345,774   73.27    68.99    81.58
4.001 to 4.250           68       20,788,797.64        13.55        4.180     735        305,718   70.62    66.42    91.34
4.251 to 4.500            3        1,250,253.60         0.81        4.470     704        416,751   76.42    76.42   100.00
4.501 to 4.750            1          245,000.00         0.16        4.625     553        245,000  100.00    50.00   100.00
                        ---     ---------------       ------        -----     ---    -----------   -----    -----   ------
TOTAL:                  453     $153,457,692.43       100.00%       3.838%    732    $   338,759   72.29%   68.42%   81.57%
                        ===     ===============       ======        =====     ===    ===========   =====    =====   ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-F
                            GROUP II MORTGAGE LOANS

REMAINING TERM

                                                       % OF AGGREGATE            WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                          NUMBER OF     AGGREGATE     PRINCIPAL BALANCE WEIGHTED AVERAGE   PRINCIPAL  AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE  PRINCIPAL BALANCE OUTSTANDING AS OF  AVERAGE  CREDIT    BALANCE   ORIGINAL EFFECTIVE   FULL
REMAINING TERM (MONTHS)     LOANS      OUTSTANDING    THE CUT-OFF DATE   COUPON   SCORE   OUTSTANDING   LTV       LTV      DOC
-----------------------   --------- ----------------- ----------------- -------- -------- ----------- -------- --------- -------
281                            1     $    224,999.69         0.15%       3.500%     683   $   225,000  54.88%    54.88%  100.00%
283                            2        2,498,522.47         1.63        3.101      752     1,249,261  54.43     54.43   100.00
286                            1          999,999.00         0.65        3.625      777       999,999  43.48     43.48     0.00
289                            2          409,485.38         0.27        2.978      786       204,743  92.57     68.76     0.00
290                            2        1,367,500.00         0.89        3.159      774       683,750  79.75     64.63    26.87
291                            1          212,000.00         0.14        3.875      767       212,000  80.00     80.00   100.00
292                            4        1,539,971.85         1.00        3.987      695       384,993  75.58     70.44    82.86
293                            1          254,567.01         0.17        3.375      750       254,567  18.41     18.41   100.00
294                            7        2,403,897.76         1.57        3.386      748       343,414  91.25     73.44    26.12
295                           12        4,009,940.82         2.61        3.325      737       334,162  73.09     73.09    88.03
296                           22        8,322,295.43         5.42        3.610      736       378,286  71.38     71.22    86.28
297                          114       29,457,836.17        19.20        3.830      730       258,402  71.13     70.33    91.82
298                          157       53,457,004.56        34.84        3.879      726       340,490  72.00     68.68    82.55
299                           94       36,148,187.94        23.56        3.911      733       384,555  74.26     67.88    72.77
300                           33       12,151,484.35         7.92        4.146      735       368,227  72.55     65.99    94.74
                             ---     ---------------       ------        -----      ---   -----------  -----     -----   ------
TOTAL:                       453     $153,457,692.43       100.00%       3.838%     732   $   338,759  72.29%    68.42%   81.57%
                             ===     ===============       ======        =====      ===   ===========  =====     =====   ======

ORIGINAL LOAN-TO-VALUE RATIOS

                                                        % OF AGGREGATE            WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                           NUMBER OF     AGGREGATE     PRINCIPAL BALANCE WEIGHTED AVERAGE   PRINCIPAL  AVERAGE   AVERAGE  PERCENT
RANGE OF ORIGINAL          MORTGAGE  PRINCIPAL BALANCE OUTSTANDING AS OF  AVERAGE  CREDIT    BALANCE   ORIGINAL EFFECTIVE   FULL
LOAN-TO-VALUE RATIOS (%)     LOANS      OUTSTANDING    THE CUT-OFF DATE   COUPON   SCORE   OUTSTANDING   LTV       LTV      DOC
------------------------   --------- ----------------- ----------------- -------- -------- ----------- -------- --------- -------
0.01 to 10.00                   1     $    147,745.89         0.10%       4.000%    756    $   147,746   8.82%     8.82%  100.00%
10.01 to 20.00                  3          739,567.01         0.48        3.563     753        246,522  18.71     18.71    34.42
20.01 to 30.00                 11        1,986,416.42         1.29        3.939     745        180,583  26.12     26.12    75.63
30.01 to 40.00                 15        3,989,242.92         2.60        3.659     748        265,950  36.66     36.66    82.45
40.01 to 50.00                 21        8,344,062.36         5.44        3.884     737        397,336  45.94     45.94    76.91
50.01 to 60.00                 32        9,800,468.88         6.39        4.000     733        306,265  56.17     56.03    83.51
60.01 to 70.00                 73       35,559,430.24        23.17        3.816     726        487,115  66.30     65.86    77.93
70.01 to 75.00                 52       18,797,681.46        12.25        3.811     728        361,494  73.52     73.52    94.05
75.01 to 80.00                199       53,547,372.39        34.89        3.848     726        269,082  79.19     79.17    88.42
80.01 to 85.00                  6        2,759,000.00         1.80        3.573     766        459,833  82.84     73.45    23.54
85.01 to 90.00                  3        1,145,700.00         0.75        3.649     731        381,900  88.52     70.00    13.92
90.01 to 95.00                  9        3,599,318.72         2.35        4.003     764        399,924  92.85     68.08    80.23
95.01 to 100.00                28       13,041,686.14          8.5        3.822     745        465,775  99.86     66.18    68.56
                              ---     ---------------       ------        -----     ---    -----------  -----     -----    -----
TOTAL:                        453     $153,457,692.43       100.00%       3.838%    732    $   338,759  72.29%    68.42%   81.57%
                              ===     ===============       ======        =====     ===    ===========  =====     =====    =====

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-F
                            GROUP II MORTGAGE LOANS

EFFECTIVE LOAN-TO-VALUE RATIOS AT ORIGINATION

                                                                 % OF AGGREGATE              WEIGHTED   AVERAGE
                                  NUMBER OF      AGGREGATE      PRINCIPAL BALANCE  WEIGHTED   AVERAGE   PRINCIPAL
RANGE OF EFFECTIVE LOAN-TO-VALUE  MORTGAGE   PRINCIPAL BALANCE  OUTSTANDING AS OF   AVERAGE    CREDIT    BALANCE
RATIOS AT ORIGINATION (%)           LOANS       OUTSTANDING      THE CUT-OFF DATE   COUPON     SCORE   OUTSTANDING
--------------------------------  ---------  -----------------  -----------------  --------  --------  -----------
0.01 to 10.00                         1      $    147,745.89          0.10%          4.000%     756     $147,746
10.01 to 20.00                        3           739,567.01          0.48           3.563      753      246,522
20.01 to 30.00                       11         1,986,416.42          1.29           3.939      745      180,583
30.01 to 40.00                       15         3,989,242.92          2.60           3.659      748      265,950
40.01 to 50.00                       31        11,253,920.06          7.33           3.881      731      363,030
50.01 to 60.00                       35        12,527,968.88          8.16           3.975      730      357,942
60.01 to 70.00                       99        48,948,292.68         31.90           3.799      737      494,427
70.01 to 75.00                       52        18,797,681.46         12.25           3.811      728      361,494
75.01 to 80.00                      198        53,397,372.39         34.80           3.848      726      269,684
80.01 to 85.00                        3           888,500.00          0.58           4.063      771      296,167
90.01 to 95.00                        5           780,984.72          0.51           3.979      719      156,197
                                    ---      ---------------        ------           -----      ---     --------
TOTAL:                              453      $153,457,692.43        100.00%          3.838%     732     $338,759
                                    ===      ===============        ======           =====      ===     ========
                                   WEIGHTED   WEIGHTED
                                    AVERAGE   AVERAGE   PERCENT
RANGE OF EFFECTIVE LOAN-TO-VALUE   ORIGINAL  EFFECTIVE   FULL
RATIOS AT ORIGINATION (%)             LTV       LTV       DOC
--------------------------------   --------  ---------  -------
0.01 to 10.00                         8.82%     8.82%   100.00%
10.01 to 20.00                       18.71     18.71     34.42
20.01 to 30.00                       26.12     26.12     75.63
30.01 to 40.00                       36.66     36.66     82.45
40.01 to 50.00                       56.96     46.99     70.90
50.01 to 60.00                       62.84     57.04     87.10
60.01 to 70.00                       75.45     67.10     71.28
70.01 to 75.00                       73.52     73.52     94.05
75.01 to 80.00                       79.19     79.19     88.67
80.01 to 85.00                       83.61     83.61     44.01
90.01 to 95.00                       94.63     94.63    100.00
                                     -----     -----    ------
TOTAL:                               72.29%    68.42%    81.57%
                                     =====     =====    ======



CREDIT SCORES

                                                       % OF AGGREGATE             WEIGHTED   AVERAGE   WEIGHTED   WEIGHTED
                        NUMBER OF       AGGREGATE     PRINCIPAL BALANCE WEIGHTED  AVERAGE   PRINCIPAL   AVERAGE   AVERAGE   PERCENT
                        MORTGAGE    PRINCIPAL BALANCE OUTSTANDING AS OF  AVERAGE   CREDIT    BALANCE   ORIGINAL  EFFECTIVE   FULL
RANGE OF CREDIT SCORES    LOANS        OUTSTANDING     THE CUT-OFF DATE  COUPON    SCORE   OUTSTANDING    LTV       LTV       DOC
----------------------  --------- ------------------- ----------------- --------  -------- ----------- --------  ---------  -------
Not Available               1     $    292,215.47           0.19%         2.875%     NA     $292,215     80.00%    80.00%   100.00%
526 to 550                  1          310,000.00           0.20          3.625     533      310,000     60.19     50.00    100.00
551 to 575                  2          407,500.00           0.27          4.226     559      203,750    100.00     53.99    100.00
576 to 600                  1          172,000.00           0.11          3.875     587      172,000     65.64     65.64    100.00
601 to 625                  2          522,383.00           0.34          3.811     619      261,192     50.04     50.04    100.00
626 to 650                 11        4,162,660.99           2.71          3.853     639      378,424     75.97     75.97    100.00
651 to 675                 18        6,157,789.23           4.01          3.870     665      342,099     71.73     69.01    100.00
676 to 700                 92       30,524,144.15          19.89          3.863     690      331,784     71.16     69.84     92.01
701 to 725                 78       24,746,485.03          16.13          3.898     714      317,263     69.70     68.97     87.75
726 to 750                 73       25,385,387.52          16.54          3.767     738      347,745     76.29     70.80     89.74
751 to 775                 88       35,403,684.59          23.07          3.811     764      402,315     73.82     66.31     73.27
776 to 800                 74       21,814,878.22          14.22          3.875     785      294,796     69.47     66.38     59.28
801 to 825                 11        3,448,467.35           2.25          3.719     806      313,497     70.77     63.73     45.86
826 to 850                  1          110,096.88           0.07          4.125     837      110,097     80.00     80.00    100.00
                          ---     ---------------         ------          -----     ---     --------    ------     -----    ------
TOTAL:                    453     $153,457,692.43         100.00%         3.838%    732     $338,759     72.29%    68.42%    81.57%
                          ===     ===============         ======          =====     ===     ========    ======     =====    ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-F
                            GROUP II MORTGAGE LOANS

GEOGRAPHIC AREA

                                                    % OF AGGREGATE            WEIGHTED  AVERAGE    WEIGHTED  WEIGHTED
                     NUMBER OF      AGGREGATE      PRINCIPAL BALANCE WEIGHTED  AVERAGE  PRINCIPAL   AVERAGE   AVERAGE   PERCENT
                     MORTGAGE    PRINCIPAL BALANCE OUTSTANDING AS OF  AVERAGE   CREDIT   BALANCE    ORIGINAL EFFECTIVE   FULL
STATE                  LOANS        OUTSTANDING     THE CUT-OFF DATE  COUPON    SCORE  OUTSTANDING    LTV       LTV       DOC
-------------------- ---------  ------------------ ----------------- -------- -------- ----------- --------- ---------  -------
Arizona                  4      $  1,032,135.66          0.67%        3.978%     697   $ 258,034     69.48%    69.48%   100.00%
Arkansas                 2         1,150,257.82          0.75         3.281      741     575,129     78.58     78.58    100.00
California              85        33,990,849.39         22.15         3.865      728     399,892     65.68     65.53     96.46
Colorado                13         4,721,424.84          3.08         3.750      750     363,187     64.83     62.67     84.43
Connecticut              6         3,676,619.80          2.40         3.990      711     612,770     67.45     67.45    100.00
Delaware                 1           164,043.79          0.11         3.625      743     164,044     59.34     59.34    100.00
District of Columbia     1           197,413.00          0.13         3.875      707     197,413     78.34     78.34      0.00
Florida                 89        27,193,749.22         17.72         3.674      738     305,548     75.12     70.52     68.02
Georgia                 14         4,575,048.85          2.98         3.867      742     326,789     83.81     70.89     56.90
Hawaii                   3         1,620,500.00          1.06         4.097      725     540,167     70.07     70.07    100.00
Idaho                    1           194,368.03          0.13         3.875      792     194,368     65.17     65.17      0.00
Illinois                 9         3,978,160.34          2.59         3.960      701     442,018     73.80     73.80    100.00
Indiana                  4         1,039,316.69          0.68         3.644      750     259,829     79.04     79.04     43.09
Iowa                     2           221,591.65          0.14         3.937      690     110,796     80.00     80.00    100.00
Kentucky                 1            95,600.00          0.06         4.250      794      95,600     53.11     53.11    100.00
Louisiana                7         2,065,387.37          1.35         4.082      743     295,055     77.33     70.35     91.21
Maine                    2           476,939.51          0.31         4.125      757     238,470     63.13     63.13     73.79
Maryland                 7         2,107,760.98          1.37         3.844      702     301,109     67.74     67.74    100.00
Massachusetts           10         3,420,224.79          2.23         3.861      672     342,022     69.34     69.34     95.82
Michigan                17         4,645,712.34          3.03         3.977      725     273,277     74.70     73.28     93.35
Minnesota               18         6,679,344.90          4.35         3.900      742     371,075     83.00     69.13     71.36
Mississippi              1           277,500.00          0.18         4.000      711     277,500     75.00     75.00    100.00
Missouri                 7         1,696,029.52          1.11         3.931      728     242,290     84.13     77.94    100.00
Montana                  1         1,260,000.00          0.82         3.625      700   1,260,000     64.62     64.62    100.00
Nebraska                 2         1,565,660.00          1.02         4.000      741     782,830     97.50     70.67    100.00
Nevada                   8         2,509,771.50          1.64         3.845      734     313,721     73.73     67.39     31.86
New Hampshire            2         1,091,900.00          0.71         3.661      735     545,950     64.17     64.17     45.79
New Jersey              12         4,185,373.68          2.73         3.716      717     348,781     76.34     71.46     79.96
New Mexico               1         1,100,000.00          0.72         4.000      747   1,100,000    100.00     70.00    100.00
New York                25        10,249,535.77          6.68         3.773      754     409,981     65.26     62.62     71.67
North Carolina           9         2,239,929.35          1.46         3.698      720     248,881     79.63     73.40    100.00
Ohio                     9         1,633,630.21          1.06         3.970      733     181,514     73.23     68.41     68.57
Oklahoma                 3           432,334.74          0.28         3.758      767     144,112     63.32     63.32    100.00
Oregon                   3           332,000.00          0.22         3.962      751     110,667     63.55     63.55     69.88
Pennsylvania             7         2,801,694.77          1.83         3.979      769     400,242     80.41     57.89     88.80
Rhode Island             3           781,618.52          0.51         3.864      733     260,540     72.25     72.25    100.00
South Carolina           7         3,187,103.04          2.08         3.914      729     455,300     71.36     69.56     50.01
Tennessee                4         1,037,250.00          0.68         3.941      751     259,313     88.92     67.61     36.11
Texas                   19         4,681,762.78          3.05         3.982      729     246,409     75.89     74.16     75.63
Utah                     4           874,171.34          0.57         3.805      742     218,543     77.81     77.81    100.00
Vermont                  1           132,000.00          0.09         4.000      753     132,000     77.65     77.65    100.00
Virginia                10         3,305,393.04          2.15         3.907      721     330,539     72.95     72.09    100.00
Virgin Islands           3         1,562,500.00          1.02         4.064      707     520,833     52.45     52.45     51.20
Washington              12         2,292,706.61          1.49         3.882      732     191,059     69.52     69.52     76.75
Wisconsin                4           981,378.59          0.64         4.000      734     245,345     84.29     75.96     62.81
                       ---      ---------------        ------         -----      ---   ---------    ------     -----    ------
TOTAL:                 453      $153,457,692.43        100.00%        3.838%     732   $ 338,759     72.29%    68.42%    81.57%
                       ===      ===============        ======         =====      ===   =========    ======     =====    ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-F
                            GROUP II MORTGAGE LOANS

OCCUPANCY TYPE

                                             % OF AGGREGATE            WEIGHTED   AVERAGE    WEIGHTED  WEIGHTED
               NUMBER OF     AGGREGATE     PRINCIPAL BALANCE WEIGHTED   AVERAGE  PRINCIPAL   AVERAGE   AVERAGE   PERCENT
               MORTGAGE  PRINCIPAL BALANCE OUTSTANDING AS OF AVERAGE    CREDIT    BALANCE    ORIGINAL EFFECTIVE    FULL
OCCUPANCY TYPE   LOANS      OUTSTANDING     THE CUT-OFF DATE COUPON     SCORE   OUTSTANDING    LTV       LTV       DOC
-------------- --------- ----------------- ----------------- -------- --------- ----------- --------- ---------  ---------
Primary           396     $128,496,251.68         83.73%      3.857%     730      $324,485    71.73%    69.44%    84.79%
Second Home        47       22,052,145.30         14.37       3.728      738       469,195    74.27     65.06     66.45
Investment         10        2,909,295.45          1.90       3.812      744       290,930    82.00     48.74     53.64
                  ---     ---------------        ------       -----      ---      --------    -----     -----     -----
TOTAL:            453     $153,457,692.43        100.00%      3.838%     732      $338,759    72.29%    68.42%    81.57%
                  ===     ===============        ======       =====      ===      ========    =====     =====     =====

PROPERTY TYPE

                                                        % OF AGGREGATE            WEIGHTED   AVERAGE    WEIGHTED  WEIGHTED
                         NUMBER OF     AGGREGATE      PRINCIPAL BALANCE  WEIGHTED AVERAGE   PRINCIPAL   AVERAGE   AVERAGE  PERCENT
                          MORTGAGE  PRINCIPAL BALANCE  OUTSTANDING AS OF AVERAGE   CREDIT    BALANCE   ORIGINAL  EFFECTIVE  FULL
PROPERTY TYPE               LOANS      OUTSTANDING      THE CUT-OFF DATE  COUPON   SCORE   OUTSTANDING    LTV       LTV      DOC
------------------------ ---------  ----------------- ------------------ -------- -------- ----------- --------- --------- -------
Single Family                306    $102,219,999.34         66.61%         3.873%   727     $334,052      71.56%    68.48%  87.36%
De Minimis PUD                90      32,903,596.60         21.44          3.774    736      365,596      75.36     70.92   70.46
Planned Unit Development       9       2,801,946.70          1.83          3.910    722      311,327      82.09     68.31   72.16
Condominium                   39      12,530,256.71          8.17          3.678    753      321,289      68.55     61.59    65.2
Cooperative                    2         909,791.26          0.59          4.000    783      454,896      68.96     68.96   61.31
Two- to Four-Family            7       2,092,101.82          1.36          3.932    739      298,872      70.69     66.93   92.38
                             ---    ---------------        ------          -----    ---     --------      -----     -----   -----
TOTAL:                       453    $153,457,692.43        100.00%         3.838%   732     $338,759      72.29%    68.42%  81.57%
                             ===    ===============        ======          =====    ===     ========      =====     =====   =====

LOAN PURPOSE

                                                      % OF AGGREGATE           WEIGHTED   AVERAGE   WEIGHTED  WEIGHTED
                        NUMBER OF     AGGREGATE     PRINCIPAL BALANCE WEIGHTED AVERAGE   PRINCIPAL   AVERAGE  AVERAGE  PERCENT
                        MORTGAGE  PRINCIPAL BALANCE OUTSTANDING AS OF  AVERAGE  CREDIT    BALANCE   ORIGINAL EFFECTIVE  FULL
LOAN PURPOSE              LOANS      OUTSTANDING     THE CUT-OFF DATE  COUPON   SCORE   OUTSTANDING    LTV      LTV      DOC
----------------------- --------- ----------------- ----------------- -------- -------- ----------- -------- --------- -------
Purchase                   152    $ 65,362,287.11         42.59%        3.834%   743     $430,015     78.32%   69.28%   69.19%
Refinance (No Cash-out)     85      23,719,813.62         15.46         3.846    719      279,057     67.84    67.68    89.25
Refinance (Cash-out)       216      64,375,591.70         41.95         3.839    725      298,035     67.82    67.82    91.29
                           ---    ---------------        ------         -----    ---     --------     -----    -----    -----
TOTAL:                     453    $153,457,692.43        100.00%        3.838%   732     $338,759     72.29%   68.42%   81.57%
                           ===    ===============        ======         =====    ===     ========     =====    =====    =====

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-F
                            GROUP II MORTGAGE LOANS

LOAN DOCUMENTATION

                                                               % OF AGGREGATE           WEIGHTED   AVERAGE
                                 NUMBER OF     AGGREGATE     PRINCIPAL BALANCE WEIGHTED AVERAGE   PRINCIPAL
                                 MORTGAGE  PRINCIPAL BALANCE OUTSTANDING AS OF  AVERAGE  CREDIT    BALANCE
LOAN DOCUMENTATION                 LOANS      OUTSTANDING     THE CUT-OFF DATE  COUPON   SCORE   OUTSTANDING
-------------------------------- --------- ----------------- ----------------- -------- -------- -----------
Full Documentation                  370     $125,168,263.24         81.57%        3.864%   725     $338,293
Alternative Documentation            41       13,888,517.73          9.05         3.700    749      338,744
Stated Documentation                 17        4,774,591.03          3.11         3.963    745      280,858
No Income/No Ratio Documentation     25        9,626,320.43          6.27         3.636    780      385,053
                                    ---     ---------------        ------         -----    ---     --------
TOTAL:                              453     $153,457,692.43        100.00%        3.838%   732     $338,759
                                    ===     ===============        ======         =====    ===     ========
                                 WEIGHTED  WEIGHTED
                                  AVERAGE  AVERAGE   PERCENT
                                 ORIGINAL  EFFECTIVE  FULL
LOAN DOCUMENTATION                  LTV      LTV      DOC
-------------------------------- --------- --------- -------
Full Documentation                 72.18%   69.07%   100.00%
Alternative Documentation          79.36    69.87      0.00
Stated Documentation               73.40    70.66      0.00
No Income/No Ratio Documentation   63.04    56.76      0.00
                                   -----    -----    ------
TOTAL:                             72.29%   68.42%    81.57%
                                   =====    =====    ======

CHANNEL

                                             % OF AGGREGATE           WEIGHTED   AVERAGE   WEIGHTED   WEIGHTED
              NUMBER OF      AGGREGATE     PRINCIPAL BALANCE WEIGHTED AVERAGE   PRINCIPAL   AVERAGE   AVERAGE   PERCENT
              MORTGAGE   PRINCIPAL BALANCE OUTSTANDING AS OF  AVERAGE  CREDIT    BALANCE   ORIGINAL  EFFECTIVE   FULL
CHANNEL         LOANS       OUTSTANDING     THE CUT-OFF DATE  COUPON   SCORE   OUTSTANDING    LTV       LTV       DOC
------------- --------- ------------------ ----------------- -------- -------- ----------- --------  ---------  --------
Retail           234     $ 96,568,893.87         62.93%        3.821%    737     $412,688     73.38%    67.22%    70.71%
Correspondent    218       55,895,048.56         36.42         3.864     722      256,399     70.37     70.37    100.00
Broker             1          993,750.00          0.65         4.000     746      993,750     75.00     75.00    100.00
                 ---     ---------------        ------         -----     ---     --------     -----     -----    ------
TOTAL:           453     $153,457,692.43        100.00%        3.838%    732     $338,759     72.29%    68.42%    81.57%
                 ===     ===============        ======         =====     ===     ========     =====     =====    ======

MARGINS

                                            % OF AGGREGATE           WEIGHTED   AVERAGE   WEIGHTED   WEIGHTED
            NUMBER OF       AGGREGATE     PRINCIPAL BALANCE WEIGHTED AVERAGE   PRINCIPAL   AVERAGE   AVERAGE   PERCENT
            MORTGAGE    PRINCIPAL BALANCE OUTSTANDING AS OF  AVERAGE  CREDIT    BALANCE   ORIGINAL  EFFECTIVE   FULL
MARGINS (%)   LOANS        OUTSTANDING     THE CUT-OFF DATE  COUPON   SCORE   OUTSTANDING    LTV       LTV       DOC
----------- ---------   ----------------- ----------------- -------- -------  ----------- --------  --------- ---------
1.000           1       $    736,038.33         0.48%         4.000%   772    $ 736,038     54.70%    54.70%   100.00%
1.125           1            297,000.00         0.19          3.250    768      297,000    100.00     70.00      0.00
1.375           6          2,491,344.89         1.62          3.410    716      415,224     84.30     75.44     48.14
1.625          57         22,662,982.91        14.77          3.458    737      397,596     72.45     67.54     58.26
1.750          81         25,600,958.10        16.68          3.706    727      316,061     72.05     69.95     97.94
1.875          13          4,203,316.95         2.74          3.862    729      323,332     64.70     64.70    100.00
2.000         175         69,347,836.31        45.19          3.958    735      396,273     72.75     67.19     75.90
2.125         100         22,767,265.39        14.84          3.996    726      227,673     71.07     71.07    100.00
2.250          13          3,664,726.38         2.39          3.862    721      281,902     71.21     71.21    100.00
2.375           4            691,224.17         0.45          4.304    706      172,806     68.68     68.68    100.00
2.500           2            994,999.00         0.65          4.531    656      497,500     84.13     71.82    100.00
              ---       ---------------       ------          -----    ---    ---------     -----     -----    ------
TOTAL:        453       $153,457,692.43       100.00%         3.838%   732    $ 338,759     72.29%    68.42%    81.57%
              ===       ===============       ======          =====    ===    =========     =====     =====    ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-F
                            GROUP II MORTGAGE LOANS

MAXIMUM MORTGAGE RATE

                                                         % OF AGGREGATE            WEIGHTED  AVERAGE    WEIGHTED  WEIGHTED
                          NUMBER OF     AGGREGATE      PRINCIPAL BALANCE  WEIGHTED AVERAGE  PRINCIPAL    AVERAGE  AVERAGE  PERCENT
                          MORTGAGE   PRINCIPAL BALANCE  OUTSTANDING AS OF AVERAGE  CREDIT    BALANCE    ORIGINAL EFFECTIVE  FULL
MAXIMUM MORTGAGE RATE (%)   LOANS       OUTSTANDING      THE CUT-OFF DATE COUPON   SCORE    OUTSTANDING     LTV      LTV     DOC
------------------------- ---------  ----------------- ------------------ ------   -------- ----------- -------- --------- -------
12.000                      453       $153,457,692.43       100.00%        3.838%    732     $338,759    72.29%    68.42%  81.57%
                            ---       ---------------       ------         -----     ---     --------    -----     -----   -----
TOTAL:                      453       $153,457,692.43       100.00%        3.838%    732     $338,759    72.29%    68.42%  81.57%
                            ===       ===============       ======         =====     ===     ========    =====     =====   =====

NEXT RATE ADJUSTMENT DATE

                                                % OF AGGREGATE           WEIGHTED   AVERAGE   WEIGHTED WEIGHTED
                NUMBER OF       AGGREGATE     PRINCIPAL BALANCE WEIGHTED AVERAGE   PRINCIPAL   AVERAGE  AVERAGE   PERCENT
NEXT RATE       MORTGAGE    PRINCIPAL BALANCE OUTSTANDING AS OF  AVERAGE  CREDIT    BALANCE   ORIGINAL EFFECTIVE    FULL
ADJUSTMENT DATE   LOANS        OUTSTANDING     THE CUT-OFF DATE  COUPON   SCORE   OUTSTANDING    LTV      LTV       DOC
--------------- ---------   ----------------- ----------------- -------- -------  ----------- -------- ---------- ---------
December 2004      16       $  6,917,948.67         4.51%         3.224%   745     $432,372     67.51%   66.10%     87.14%
January 2005       24          9,689,795.43         6.31          3.546    741      403,741     72.56    70.29      77.90
February 2005     115         29,669,836.17        19.33          3.830    730      257,999     71.20    70.40      91.88
March 2005        162         55,996,975.41        36.49          3.877    726      345,660     71.59    68.27      81.09
April 2005         96         36,627,754.64        23.87          3.905    733      381,539     73.75    67.46      73.13
May 2005           40         14,555,382.11         9.48          4.020    738      363,885     75.64    67.22      83.41
                  ---       ---------------       ------          -----    ---     --------     -----    -----      -----
TOTAL:            453       $153,457,692.43       100.00%         3.838%   732     $338,759     72.29%   68.42%     81.57%
                  ===       ===============       ======          =====    ===     ========     =====    =====      =====

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-F


TO MATURITY

        PERCENTAGE OF CLASS B-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

      DATE                       10% CPR         15% CPR         20% CPR          25% CPR         30% CPR
------------------               -------         -------         -------          -------         --------
Initial Percentage                 100             100             100              100             100
December 25, 2005                  100             100             100              100             100
December 25, 2006                  100             100             100              100             100
December 25, 2007                  100             100             100               92              84
December 25, 2008                  100             100              83               69              59
December 25, 2009                  100              90              66               52              41
December 25, 2010                  100              76              53               39              29
December 25, 2011                   96              65              43               29              20
December 25, 2012                   86              55              34               22              14
December 25, 2013                   78              47              27               16              10
December 25, 2014                   69              39              22               12               7
December 25, 2015                   59              32              16                9               5
December 25, 2016                   50              26              12                6               3
December 25, 2017                   42              20               9                4               2
December 25, 2018                   36              16               7                3               1
December 25, 2019                   30              13               5                2               1
December 25, 2020                   24              10               4                1               1
December 25, 2021                   20               8               3                1               *
December 25, 2022                   16               6               2                1               *
December 25, 2023                   12               4               1                *               *
December 25, 2024                    9               3               1                *               *
December 25, 2025                    7               2               1                *               *
December 25, 2026                    5               1               *                *               *
December 25, 2027                    3               1               *                *               *
December 25, 2028                    1               *               *                *               *
December 25, 2029                    0               0               0                0               0
December 25, 2030                    0               0               0                0               0
December 25, 2031                    0               0               0                0               0
December 25, 2032                    0               0               0                0               0
December 25, 2033                    0               0               0                0               0
December 25, 2034                    0               0               0                0               0

WAL                              12.96            9.67            7.42             6.12            5.26

 * = less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-F

                         DISCOUNT MARGIN TABLE (TO CALL)

                      10%                    15%                    20%                   25%                      30%
                      CPR                    CPR                    CPR                   CPR                      CPR
                    TO CALL                TO CALL                TO CALL               TO CALL                  TO CALL
                 -------------          -------------          -------------         -------------            -------------
                  DISC MARGIN            DISC MARGIN            DISC MARGIN           DISC MARGIN              DISC MARGIN
B-3

PRICE 100.0000        150                    150                    150                   150                      150

WAL                  12.33                   8.94                  6.74                   5.45                     4.61

PAYMENT WINDOW   Jul11 - Nov21          Apr09 - Dec17          Feb08 - Feb15         May07 - Dec12            Dec06 - May11

                              YIELD TABLE (TO CALL)

                      5% CPR   10% CPR   15% CPR  20% CPR      25% CPR     30% CPR      35% CPR     40% CPR     45% CPR
 X-A                   YIELD     YIELD     YIELD    YIELD        YIELD       YIELD        YIELD       YIELD       YIELD
---------------       ------   -------   -------  -------    ---------     -------      -------     -------     -------
PRICE   3.30991       40.91     34.41     27.67    20.50        12.49        3.48        (6.32)      (17.04)     (28.64)

MOD DURATION           2.00      2.05      2.08     2.09         2.06        2.02         1.97        1.93        1.91

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                             10%                 15%                 20%                 25%                 30%
                             CPR                 CPR                 CPR                 CPR                 CPR
                         TO MATURITY         TO MATURITY         TO MATURITY         TO MATURITY         TO MATURITY
                        -------------       -------------       -------------       -------------       ------------
                         DISC MARGIN         DISC MARGIN         DISC MARGIN         DISC MARGIN         DISC MARGIN
B-3

PRICE 100.0000                152                 154                155                  156                 158

WAL                         12.96                9.67               7.42                 6.12                5.26

PAYMENT WINDOW          Jul11 - Sep29       Apr09 - Sep29       Feb08 - Sep29       May07 - Sep29       Dec06 - Sep29

                            YIELD TABLE (TO MATURITY)

                       5% CPR    10% CPR     15% CPR     20% CPR    25% CPR    30% CPR     35% CPR     40% CPR     45% CPR
 X-A                   YIELD      YIELD       YIELD       YIELD      YIELD      YIELD       YIELD       YIELD       YIELD
---------------        ------    -------     -------     -------    -------    -------     -------     -------     -------
PRICE   3.30991        40.91      34.42       27.78       20.94      13.76      6.18       (1.68)       (9.84)     (18.41)

MOD DURATION            2.00       2.05        2.10        2.16       2.21      2.26        2.34         2.42        2.53

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.